UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

INTEGRATED SECURITY SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:_____________________________________________

(2)

Aggregate number of securities to which transaction applies: ____________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The proposed transaction has an aggregate value of $6,000,000.  The filing fee was determined by multiplying  the proposed value of the transaction by 0.0000713.

(4)

Proposed maximum aggregate value of transaction:  $6,000,000

(5)

Total fee paid:   $427.80

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: ________________________________________________________________________

(2)

Form, Schedule or Registration Statement No.: _________________________________________________________

(3)

Filing Party: ___________________________________________________________________________________

(4)

Date Filed: ____________________________________________________________________________________

INFORMATION STATEMENT

FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 31, 2011

INTEGRATED SECURITY SYSTEMS, INC.

2009 Chenault Drive, Suite 114

Carrollton, Texas 75006

(972) 444-8280

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

THIS IS ONLY FOR YOUR INFORMATION.

January __, 2011

Dear Stockholder:

The enclosed Information Statement is provided on or about January __, 2011 to the stockholders of record as of 5:00 p.m., Eastern time, on December 15, 2010 (the “Record Date”) of Integrated Security Systems, Inc., a Delaware corporation (the “Company”), by the board of directors of the Company (the “Board”) in connection with (i) the proposed sale by the Company’s wholly-owned subsidiary, B&B ARMR Corporation, a Delaware corporation (“B&B ARMR”), of substantially all of B&B ARMR’s assets to B&B Roadway and Security Solutions, LLC (“Buyer”), a Delaware limited liability company and an affiliate of private equity firm Strait Lane Capital Partners LLC (“SLCP”); and (ii) a proposal to amend the Company’s certificate of incorporation to implement a reverse stock split of our outstanding Common Stock (as defined below) at a ratio of one-for-one hundred (1:100) (the “Reverse Stock Split”).  Such sale is referred to herein as the “Asset Sale.”  The Asset Sale will be pursuant to an Asset Purchase Agreement, dated as of December 17, 2010 (the “Purchase Agreement”), for an aggregate of $6 million (subject to certain adjustments as set forth in the Purchase Agreement).

The Asset Sale and the amendment to the Company’s certificate of incorporation to implement the Reverse Stock Split (the “Amendment”) are subject to the approval of the holders of a majority of the outstanding shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), and Series D $20 Convertible Preferred Stock, par value $0.01 per share (“Series D Preferred Stock”), voting together as a class on an as-converted-to-Common Stock basis.  The Company is not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to the above actions.

On December 15, 2010, the Board approved, subject to the approval of the stockholders of the Company, (i) the Asset Sale pursuant to the Purchase Agreement; and (ii) the Amendment that, upon filing with the Secretary of State of the State of Delaware, will implement the Reverse Stock Split.  A Special Meeting of the stockholders of the Company (the “Meeting”) has been called for 10:00 a.m. (local time) on January 31, 2011 at the Company’s principal executive offices, 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006, to approve the Asset Sale pursuant to the Purchase Agreement and the Amendment to implement the Reverse Stock Split.

All holders of Common Stock and Series D Preferred Stock of record as of the Record Date are entitled to vote at the Meeting.  We cordially invite you to attend the Meeting.

Following the Asset Sale, the Company will retain the net proceeds of the Asset Sale, but will not be actively conducting any business.  The Company will continue to exist, and its Common Stock will continue to be traded.  It is the Board’s intention to seek a merger or similar business combination with another company, so that thereafter the Company will be engaged in an active business.

We anticipate that the closing of the Asset Sale will take place as soon as practicable after satisfaction of each of the closing conditions set forth in the Purchase Agreement, but, in any event, under applicable rules of the U.S. Securities and Exchange Commission (the “SEC”), no earlier than twenty (20) days after the mailing of this Information Statement to stockholders.  See “THE ASSET PURCHASE AGREEMENT – Conditions to Closing” for more information about conditions to the closing of the Asset Sale.

You do not have appraisal or dissenters’ rights in connection with the proposals under Delaware law, our certificate of incorporation or our by-laws.  Please note that only stockholders of record at the Record Date will be entitled to receive this Information Statement.

Thank you for your support of Integrated Security Systems, Inc.

.

Sincerely,

Brooks Sherman

Chairman of the Board and Chief Executive Officer

INTEGRATED SECURITY SYSTEMS, INC.

2009 Chenault Drive, Suite 114

Carrollton, Texas 75006

(972) 444-8280

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 31, 2011

To the Stockholders of the Company:

The Meeting will be held on January 31, 2011 at 10:00 a.m. (local time) at the Company’s principal executive offices at 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006 for the purpose of considering and voting upon the following matters:

1.

To consider and vote upon the Asset Sale pursuant to the Purchase Agreement.

2.

To consider and vote upon the Amendment to implement the Reverse Stock Split.

We have fixed the close of business on December 15, 2010 as the Record Date, and the holders of our Common Stock and Series D Preferred Stock of record on that date are entitled to receive notice of, and to vote at the Meeting or any adjournment thereof.  At the Record Date, 558,915,082 shares of Common Stock were issued and outstanding, and 13,000 shares of Series D Preferred Stock were issued and outstanding.

BY ORDER OF THE BOARD OF DIRECTORS,

Brooks Sherman

Chairman of the Board and Chief Executive Officer

Carrollton, Texas

January __, 2011

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

A number of the matters discussed in this Information Statement relate to future circumstances and expectations, in particular, whether and when the Asset Sale will be consummated.  Such matters are subject to risks and uncertainties, and actual results may differ significantly from those discussed herein.  Such risks and uncertainties include, among others:  the need to satisfy various conditions to the closing of the Asset Sale, including obtaining third party consents and the risk of the failure of Buyer to obtain acceptable financing in order to consummate the Asset Sale, and the risks that are described from time to time in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended June 30, 2010.  This Information Statement speaks only as of its date, and the Company disclaims any duty to update the information herein, except as required by law.

i

SUMMARY TERM SHEET

This summary term sheet is intended to give you a brief description of the Asset Sale. This summary term sheet is qualified in its entirety by the more detailed information elsewhere in this Information Statement and in the Purchase Agreement, which is included as Annex A to this Information Statement. We urge you to review this Information Statement and the Purchase Agreement to gain a more complete understanding of these transactions.

Asset Sale

On December 17, 2010, we, together with B&B ARMR, entered into the Purchase Agreement, pursuant to which B&B ARMR agreed to sell, and Buyer agreed to purchase, substantially all of the assets of B&B ARMR.  Such assets include, but are not limited to, the intellectual property related to the business, inventories and fixed assets constituting B&B ARMR’s business of designing, engineering, manufacturing, distributing and servicing anti-terrorist crash rated barriers, parking and traffic control equipment and other security systems (collectively, the “Assets”).  The purchase price to be paid to B&B ARMR by Buyer for the Assets is $6 million, subject to certain potential adjustments.  Buyer will also assume certain of B&B ARMR’s liabilities.

To fully understand the Asset Sale, you should read this Information Statement and the Purchase Agreement completely.  The Purchase Agreement constitutes the legal document that governs the Asset Sale and is included as Annex A to this Information Statement.  For a more complete description of the terms of the Purchase Agreement and the details of the transaction with Buyer, please see “PROPOSAL 1: THE ASSET SALE” and “THE ASSET PURCHASE AGREEMENT” in this Information Statement.

Purchase Price

The purchase price for the Assets consists of a cash payment by Buyer in the amount of $5.55 million and a promissory note of Buyer in the original principal amount of $450,000.  At the closing, ninety-five percent (95%) of the cash portion of the purchase price will be paid to B&B ARMR, subject to certain adjustments, and the remaining five percent (5%) will be deposited into escrow pursuant to an escrow agreement.  In addition, Buyer agreed to assume certain of B&B ARMR’s liabilities.  The cash portion of the purchase price is subject to a working capital adjustment based on Seller having a minimum of $230,000 in net working capital at closing.  Of the cash portion of the proceeds from the Asset Sale, $450,000 will be used by the Company to make an equity investment in B&B Roadway Holdings, LLC, a newly-formed Delaware limited liability company (“B&B Holdings”) and the parent of Buyer.  The Company’s B&B Holdings’ investment will be on the same terms and conditions as SLCP’s equity investment in B&B Holdings.

Closing

The closing of the Asset Sale is expected to occur as soon as practicable after satisfaction of each of the closing conditions set forth in the Purchase Agreement, but, in any event, under applicable rules of the SEC, no earlier than twenty (20) days after the mailing of this Information Statement to stockholders.

Material Terms of the Purchase Agreement

The Purchase Agreement sets forth the various rights and obligations of the Company, B&B ARMR and Buyer.  The Purchase Agreement also contains various representations and warranties by both the Company and B&B ARMR, on the one hand, and Buyer, on the other hand, and other covenants and agreements including, among others, covenants and agreements concerning the conduct of the business of B&B ARMR prior to the consummation of the Asset Sale, the agreement of the Company not to solicit other purchasers before the closing, and agreements concerning confidentiality.  Also, the Purchase Agreement contains certain conditions to closing, including Buyer’s concurrent purchase of certain assets and the assumption of certain liabilities of Causey Lyon Enterprises, Inc. (“CLE”), the Company’s joint venture partner in the joint venture B&B Roadway, LLC and a principal supplier to B&B ARMR.  The Purchase Agreement also contains indemnification obligations from the Company and B&B ARMR in favor of Buyer, including, among other things, reimbursement to Buyer in the event Buyer is harmed by a breach of the covenants or representations and warranties made by the Company and B&B ARMR in the Purchase Agreement.  Most of the Company’s and B&B ARMR’s indemnity obligations survive for claims brought by Buyer within twelve (12) months of the closing of the Asset Sale (except in the case of certain intellectual property representations, which survive twenty-four (24) months, and certain Specified Representations, as defined in the Purchase Agreement), and the indemnity obligation is subject to a cap.  To secure the Company’s and B&B ARMR’s indemnification obligations under the Purchase Agreement, at closing, five percent (5%) of the cash portion of the purchase price (an amount equal to $277,500) will be deposited in an escrow fund pursuant to an escrow agreement.

No Fairness Opinion

The Board has not sought a written opinion from any financial advisor as to the fairness of the purchase price to be received by B&B ARMR in the Asset Sale.

Use of Proceeds from the Asset Sale

Following the Asset Sale, the Company will retain the net proceeds of the Asset Sale, but will not be actively conducting any business.  However, the Company will continue to exist, and its Common Stock will continue to be traded.  It is the Board’s intention to seek a merger, or similar business combination, with another company, so that thereafter the Company will be engaged in an active business.

Reasons for the Asset Sale

The Board approved the Asset Sale because it believed that it was the strategic alternative most likely to maximize stockholder value.

In reaching its conclusion to approve the Asset Sale, the Board reviewed and considered the Company’s current condition and future prospects, including its financial condition, results of operations, anticipated capital expenditures and capital structure, the value of the Company’s assets, the Company’s likely earning potential and other strategic alternatives for the Company, including the risks associated with these alternatives.  After considering these factors and alternatives, the Board determined that the Asset Sale was advisable and in the best interests of the Company, its stockholders and creditors, and that the Company should proceed with the Asset Sale.  For a more complete description of the history preceding the Board’s decision to approve the Asset Sale, please see “PROPOSAL 1: THE ASSET SALE – Background of the Asset Sale” in this Information Statement.

Appraisal Rights

Under Delaware law, which governs the Company and the rights of the Company’s stockholders, stockholders are not entitled to appraisal rights or other rights to demand fair value for their shares of stock by reason of the approval of the Asset Sale.

Certain U.S. Federal Income Tax Consequences

As described in “PROPOSAL 1:  THE ASSET SALE – Certain U.S. Federal Income Tax Consequences” in this Information Statement, and subject to the limitations and qualifications therein, the consolidated group, consisting of the Company and B&B ARMR, will recognize a gain or loss on the disposition of each of B&B ARMR’s assets pursuant to the Asset Sale.  The amount of such gain or loss will be equal to the difference between the portion of the total purchase price allocable to each such asset and B&B ARMR’s adjusted tax basis in each asset.  Any gain recognized by the consolidated group from the Asset Sale generally may be offset by other tax attributes of the consolidated group, such as consolidated net operating losses and/or tax credits to the extent they are available and allowed under the U.S. federal income tax laws.

Risk Factors

The Asset Sale involves a number of risks.  You should read and carefully consider the information about such risks set forth under the caption “PROPOSAL 1: THE ASSET SALE – Background of the Asset Sale” in this Information Statement.

Voting Agreement

Pursuant to a Voting Agreement, dated December 17, 2010, by and among the Company, Buyer and certain stockholders who beneficially own and have the right to vote an aggregate of 67.4% of the Company’s outstanding Common Stock, such stockholders have agreed to vote in favor of the Asset Sale pursuant to the Purchase Agreement.  Thus, the Company currently has sufficient stockholder support to approve the Asset Sale.

Additional Information About the Company

More information about the Company is available from various sources described in this Information Statement under “OTHER INFORMATION.”

Additional Questions About the Asset Sale

If you have any additional questions about the Asset Sale, or would like additional copies of this Information Statement, you should contact:

Integrated Security Systems, Inc.

2009 Chenault Drive, Suite 114

Carrollton, Texas 75006

(972) 444-8280

Attention:  Brooks Sherman, CEO

INTEGRATED SECURITY SYSTEMS, INC.

2009 Chenault Drive, Suite 114

Carrollton, Texas 75006

(972) 444-8280

INFORMATION STATEMENT

FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 31, 2011

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement accompanies the notice of the Meeting of the Company (the “Notice”).  The Meeting will be held on January 31, 2011 at 10:00 a.m. (local time) at the Company’s principal executive offices at 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.  The Record Date for determining stockholders entitled to vote at the Meeting is December 15, 2010.  This Information Statement is sent on or about January __, 2011 to all of  the Company’s stockholders of record as of the Record Date.

At the Meeting, holders of the Company’s Common Stock and Series D Preferred Stock will vote upon the proposals set forth in this Information Statement.  We have presented the following questions and answers section to provide you answers to commonly asked questions.

QUESTIONS AND ANSWERS ABOUT THE MEETING

When and where is the Meeting?

The Meeting will take place on January 31, 2011, at 10:00 a.m. (local time), at the Company’s principal executive offices at 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.

What will be voted on at the Meeting?

Stockholders will vote upon (i) the Asset Sale pursuant to the Purchase Agreement; and (ii) the Amendment to implement the Reverse Stock Split.

What information will I receive?

Copies of (i) the Notice; and (ii) this Information Statement.

Who can attend the Meeting?

All holders of our Common Stock and Series D Preferred Stock outstanding as of the Record Date may attend the Meeting.

If you hold your shares in “street name,” that is, through a broker or other nominee, you will need to bring a copy of a brokerage or other nominee statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Meeting.  You cannot vote these shares unless you also bring a broker issued proxy, as discussed below.

Who can vote at the Meeting?

Only holders of our Common Stock and Series D Preferred Stock of record as of the close of business on the Record Date will be entitled to vote at the Meeting and any adjournment or postponement thereof.  As of the Record Date, 558,915,082 shares of Common Stock were issued and outstanding, and 13,000 shares of Series D Preferred Stock were issued and outstanding.  Holders of Series D Preferred Stock will vote with holders of Common Stock on an as-converted-to-Common Stock basis, as described below under “How many votes can I cast?”

How do I vote?

If you hold your shares as a stockholder of record, you can vote in person at the Meeting.  Many of the Company’s stockholders hold their stock in street name.  That is, the shares are registered in the name of their broker, bank or other nominee rather than in the stockholder’s own name.  Your broker or other nominee can provide to you the broker’s or nominee’s own request for voting instructions.  By completing the voting instruction card provided to you by your broker or nominee, you may direct your broker or nominee how to vote your shares.  Alternatively, if you want to vote your street name shares at the Meeting, you must contact your broker or other nominee directly in order to obtain a proxy card issued to you by your broker or nominee.  A broker letter that identifies you as a stockholder is not the same as a broker-issued proxy.  If your shares are registered in the name of your broker or other nominee and you fail to bring a broker-issued proxy to the Meeting, you will not be able to vote your nominee- held shares at the Meeting.

If you hold your shares in street name through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to the matters to be acted upon.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters.  Shares represented by these “broker non-votes” will be counted in determining whether there is a quorum present at the Meeting.

How many votes can I cast?

Each holder of Common Stock of record as of the Record Date is entitled to one (1) vote at the Meeting for all matters to be voted upon at the Meeting.  Each share of Series D Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which the share of Series D Preferred Stock could be converted on the Record Date.  Each share of Series D Preferred Stock currently has 25 votes and the total number of votes held by the holders of Series D Preferred Stock, on an as-converted-to-Common Stock basis, is 325,000 votes.

What constitutes a quorum and how does it affect voting on the proposal?

Voting can take place at the Meeting only if stockholders owning a majority of the outstanding shares of the Common Stock and Series D Preferred Stock, together as a class and on an as-converted-to-Common Stock basis, as of the Record Date are present in person.  If you attend the Meeting, your shares will be counted to determine whether there is a quorum.

What is the Board’s recommendation?

The Board recommends a vote in favor of both the Asset Sale pursuant to the Purchase Agreement and the Amendment to implement the Reverse Stock Split.

No Dissenters’ Rights

The Delaware General Corporation Law does not grant the Company’s stockholders dissenters’ rights or rights of appraisal in connection with either the Asset Sale or the Reverse Stock Split.

Approval

The affirmative vote of the holders of a majority of the shares of Common Stock and Series D Preferred Stock outstanding and entitled to vote on the Record Date, voting together as a class and on an as-converted-to-Common Stock basis, is required to approve both the Asset Sale and the Amendment.  Pursuant to a Voting Agreement, dated December 17, 2010, by and among the Company, Buyer and certain stockholders who beneficially own and have the right to vote an aggregate of 67.4% of the Company’s outstanding Common Stock, such stockholders have agreed to vote in favor of the Asset Sale pursuant to the Purchase Agreement.  Thus, the Company currently has sufficient stockholder support to approve the Asset Sale.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ASSET SALE PURSUANT TO THE PURCHASE AGREEMENT AND THE AMENDMENT TO EFFECT THE REVERSE STOCK SPLIT.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of Common Stock and other classes of the Company’s equity securities entitled to vote on all matters submitted to a vote by holders of Common Stock, beneficially owned as of December 15, 2010, by (a) each director and named executive officer of the Company, (b) all persons who are known by the Company to be beneficial owners of five percent (5%) or more of the Company’s outstanding Common Stock and (c) all officers and directors of the Company as a group.  Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.  The Common Stock and Series D Preferred Stock are the Company’s only classes of voting securities.  All of the Series D Preferred Stock is convertible into shares of Common Stock at any time.  The holder of each share of Series D Preferred Stock is entitled to one (1) vote for each share of Common Stock into which such share of Series D Preferred Stock could then be converted.  Presently, the holder of each share of Series D Preferred Stock is entitled to twenty-five (25) votes.  For purposes of the beneficial ownership calculations below, the Series D Preferred Stock is included in this table on an “as converted” basis.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (1)
RENN Universal Growth Investment Trust PLC (2)	315,774,577	56.5%
RENN Global Entrepreneurs Fund, Inc. (3)	127,299,312	22.8%
Russell Cleveland (5)(6)	443,570,116	79.4%
C. A. Rundell, Jr. (4)(7)	61,224,726	11.0%
Brooks Sherman (4)(5)(8)	5,000,000	0.9%
Frank Marlow (4)(5)(9)	3,574,245	0.6%
Robert Galecke (4)(5)(10)	4,828,491	0.9%
William Breedlove (4)(5)(13)	3,039,311	0.5%
Paul Matthews (4)(5)(11)	168,500	0.0%
Sharon Doherty (4)(5)(12)	333,333	0.1%
All current directors and executive officers as a group (7 persons)	460,513,996	82.4%

(1)

Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within sixty (60) days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)

Includes 49,872,732 shares of Common Stock issuable upon the exercise of warrants within sixty (60) days and 93,750 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within sixty (60) days.    The address for this company is 8080 N. Central Expressway, Suite 210; Dallas, TX 75206.

(3)

Includes 16,863,571 shares of Common Stock issuable upon the exercise of warrants within sixty (60) days and 93,750 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within sixty (60) days.  The address for this company is 8080 N. Central Expressway, Suite 210; Dallas, TX 75206.

(4)

The address for this person is 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.

(5)

Mr. Cleveland is a director and served as chairman of the Board for part of fiscal 2009. Messrs. Breedlove, Marlow, and Galecke are directors of the Company. Mr. Sherman is the chairman of the Board and chief executive officer of the Company.  Mr. Matthews is president of B&B ARMR. Ms. Doherty is the chief financial officer.

(6)

Includes 66,736,303 shares of Common Stock issuable upon the exercise of warrants within sixty (60) days and 187,500 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within sixty (60) days.  The address for this person is 8080 N. Central Expressway, Suite 210; Dallas, TX 75206.

(7)

Includes 10,699,344 shares of Common Stock issuable upon the exercise of warrants within sixty (60) days and 1,050,000 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days.

(8)

Includes 2,000,000 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days.

(9)

Includes 212,577 shares of Common Stock issuable upon the exercise of warrants exercisable within sixty (60) days and 1,994,936 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days.

(10)

Includes 83,613 shares of Common Stock issuable upon the exercise of warrants exercisable within sixty (60) days and 3,191,897 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days.

(11)

Includes 150,000 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days.

(12)

Includes 333,333 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days

(13)

Includes 1,994,936 shares of Common Stock issuable upon the exercise of outstanding options exercisable within sixty (60) days.

PROPOSAL 1:  THE ASSET SALE

General

The Company is asking its stockholders to approve the Asset Sale pursuant to the Purchase Agreement.  On December 15, 2010, the Board approved the Asset Sale and adopted the Purchase Agreement, subject to obtaining stockholder approval.  The Board has directed that a proposal to approve the Asset Sale be submitted to the stockholders for consideration and action.

The full text of the Purchase Agreement is set forth in Annex A attached to this Information Statement.

The Contact Information of Each Party to the Purchase Agreement

The Company’s principal executive offices are located at 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.  The Company’s telephone number is (972) 444-8280.

B&B ARMR’s principal executive offices are located at 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.  B&B ARMR’s telephone number is (972) 385-7899.

Buyer’s principal executive offices are located at c/o Strait Lane Capital Partners LLC, 100 Crescent Court, Suite 700, Dallas, Texas 75201.  Buyer’s telephone number is (214) 295-9574.

Business Conducted by the Parties to the Purchase Agreement

The Company was formed in December 1991 as a Delaware corporation and became publicly traded in April 1993.  The Company designs, develops, distributes, and services security and traffic control products used in the commercial, industrial and government sectors through its wholly-owned subsidiary, B&B ARMR, and a joint venture entity, B&B Roadway, LLC.

B&B ARMR was formed in September 2003 as a Delaware corporation.  The Company owns all of the issued and outstanding shares of B&B ARMR.  B&B ARMR designs, markets, sells and services anti-terrorist security products.  Such products include crash-rated gates, barriers, wedges, bollards and hydraulic slide gate operators.  B&B ARMR products are used in a variety of commercial and industrial facilities, including military bases, prisons, airports, power plants, refineries and other critical infrastructures.  B&B ARMR manufactures the gate operators’ mechanical and electrical power units while third party manufacturers produce the physical gates and barriers.  The crash-rated products are sold through system integrators, prime contractors and sub-contractors.  Federal government facilities and military bases are the primary installations.  The slide gate operators are sold through distributors who support the fence industry.

B&B Roadway, LLC  (“B&B Roadway”) was formed in March 2005 as a Texas limited liability company and joint venture with CLE.  B&B ARMR owns sixty-five percent (65%) of B&B Roadway, and CLE owns the remaining thirty-five percent (35%).  B&B Roadway is a distributor of products relating to the road and bridge industry, including product lines specifically designed for that market.  B&B Roadway products are sold and distributed in the city, state and federal road and bridge markets.  Applications include gates and barriers preventing access to draw bridges and snowbound roads.  In addition, B&B Roadway products are also used to direct traffic flow for HOV lanes and emergency egress.  B&B Roadway also services the maritime traffic control needs through the sale of waterway navigation lights.  CLE manages B&B Roadway’s operations and manufactures and distributes all products relating to the road and bridge industry, including product lines specifically designed for that market.  As part of the Asset Sale, all of the membership interests of B&B Roadway owned by B&B ARMR will be sold to Buyer. Further, as a condition to the Company closing the Asset Sale, CLE will also sell substantially all of its assets to Buyer pursuant to an asset purchase agreement.

In order to facilitate the Asset Sale, the Dallas-based private equity firm SLCP organized both B&B Holdings and Buyer in December 2010.  B&B Holdings is the owner of Buyer.  All of the Assets purchased pursuant to the Purchase Agreement will be held in Buyer, while the Company’s $450,000 capital investment will be used to purchase equity in B&B Holdings.

Background of the Asset Sale

In October 2009, the Company engaged financial advisory firm The Genesis Business Group, LLC (“Genesis Business Group”) to market the Company and its assets, along with the business of CLE, to potential purchasers.  In February 2010, Genesis Business Group made a presentation before the Board in which five (5) indications of interest were discussed, with approximate values for the Company ranging from $2.6 to $6 million.  However, only one of such indications of interest was presented to the Company in writing at that time.  Such indication of interest offered the lowest purchase price of any indication of interest presented at the February meeting by Genesis Business Group.

In late February 2010, the Company received a revised indication of interest from the only potential purchaser to present the Company with a written offer.  This time such offer was for $3.25 million for the Company portion only.  The Board felt the offer was still too low, and the Company declined the revised offer.  At that point, the Company felt that the Genesis Business Group’s efforts to locate a prospective purchaser for the Company had come to halt, as none of the other four (4) indications of interest had resulted in further investigation.  In April 2010, the Board decided to engage a new financial advisor.  Certain businesses Genesis Business Group had contacted and held substantive discussions with on behalf of the Company, including SLCP, were excluded from the Company’s engagement of its new financial advisor.

In June 2010, SLCP showed renewed interest in the Company.  The Company received its first written indication of interest from SLCP on July 16, 2010 for the combined assets of both the Company and CLE, of which the Company’s portion was approximately $6 million.  In July 2010, the Company’s new financial advisor also solicited its one and only indication of interest on the Company’s behalf for the combined assets of both the Company and CLE, of which the Company’s portion was approximately $4 million.  On August 12, 2010, the Company received a follow up (and final) indication of interest from the same individual for both the Company and CLE, of which the Company’s portion was approximately $5.5 million, of which approximately $3.9 million would be paid in cash.  On the same day, SLCP made a superior offer for the Company and CLE, of which the Company’s portion was approximately $6 million, of which approximately $5 million would be paid in cash.

The Board met on August 13, 2010 and directed management to negotiate with both parties to obtain the best possible offer.  On August 30, 2010, the individual who offered the Company $5.5 million withdrew his interest in B&B ARMR, after being told his offer was not the highest, but he indicated a continued interest in CLE and B&B Roadway.

On September 21, 2010, SLCP delivered its final indication of interest, a Letter of Understanding, to the Company, which included, among other things, the following provisions for the potential acquisition of the Company by SLCP:

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an indication of interest to purchase through a newly-formed Delaware entity (i.e., Buyer) the assets of B&B ARMR, including B&B ARMR’s joint venture investment in B&B Roadway, for consideration totaling $6 million, consisting approximately: 85% cash, 7.5% debt and 7.5% equity investment in B&B Holdings; and

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an Exclusivity Period of ninety (90) days to negotiate a definitive purchase agreement.

During its meeting on September 22, 2010, the Board conducted an extensive discussion regarding the pros and cons of signing the Letter of Understanding and moving forward with the due diligence process and negotiation of a definitive purchase agreement with SLCP.  Cash constraints at the Company, including concerns over continuing as a going concern and the resulting difficulty in investing in new products, were also discussed by the Board.  Legal counsel for the Company joined the meeting via telephone conference, primarily to discuss tax matters and the approval process should a definitive purchase agreement result from the negotiation process.

The Board discussed how the combined efforts of both financial advisors had yielded only three (3) written indications of interest after a period of a year, one of which was for a very low value and one of which had been ultimately withdrawn, and concluded that SLCP’s offer was in the best interest of the Company and its stockholders.  The Company executed the Letter of Understanding with SLCP on September 22, 2010.

During its subsequent meeting on December 15, 2010, the Board discussed the factors that it believed relevant in discussing the Asset Sale.  In particular, discussion focused on the continued cash constraints of the Company exacerbated by the fact that the Company currently has no viable manner to raise money, whether through a bank or outside investment.  Without new capital, it will be impossible to grow.  The Board also discussed the drawbacks of entering into the Asset Sale.  Most notably, the Board discussed the risks and contingencies related to the announcement and pendency of the sale, including the impact on the Company’s customers, employees, suppliers and relationships with other third parties.  In addition, the Board addressed the following potential risks associated with the SLCP transaction:

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the conditions to Buyer’s obligation to complete the Asset Sale and the right of Buyer to terminate the Purchase Agreement in certain circumstances, including for breaches by B&B ARMR of its representations, warranties, covenants and agreements in the Purchase Agreement;

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the risks and costs to the Company if the Asset Sale did not close, including the diversion of management and employee attention, potential employee and customer attrition and the potential impact on the Company’s business;

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the possibility of delays due to unforeseen circumstances and the impact of any such delays on the ultimate timing for the completion of the transaction; and

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the period of time in which Buyer may make claims for indemnification under the Purchase Agreement.

On December 15, 2010, our Board approved, subject to stockholder approval, the Asset Sale and adopted the Purchase Agreement.

Required Approval of the Asset Sale

The closing of the Asset Sale is subject to the approval by a majority vote of the outstanding shares of the Company’s Common Stock and Series D Preferred Stock, voting together as a class on an as-converted-to-Common Stock basis.  Pursuant to the Voting Agreement by and among the Company, Buyer and certain stockholders, the Company has the requisite vote to approve the Asset Sale.

Accounting Treatment of the Asset Sale

The Asset Sale will be accounted for as a sale of assets transaction.  At the closing of the Asset Sale, any excess in the purchase price received by B&B ARMR, less transaction expenses, over the net book value of the net assets sold will be recognized as a gain by the Company.

Certain U.S. Federal Income Tax Consequences

The Company intends the following discussion to provide only a general summary of certain U.S. federal income tax consequences of the Asset Sale to the Company and its stockholders.  Stockholders should consult their own tax advisors as to the U.S. federal income tax consequences, as well as the effects of state, local and non-U.S. tax laws. This summary does not address the treatment of stockholders under the laws of any state, local or foreign taxing jurisdiction.

This discussion describes certain U.S. federal income tax consequences of the Asset Sale.  This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations thereunder and current administrative rulings and court decisions, all of which are subject to change.  Any such change, which may or may not be retroactive, could alter the tax consequences as described herein.  This discussion is limited to U.S. citizens or residents, U.S. corporations, and U.S. trusts and estates that hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment).  This discussion does not address all of the tax consequences that may be relevant to a particular person or the tax consequences that may be relevant to persons subject to special treatment under U.S. federal income tax laws (including, among others, foreign persons, tax-exempt organizations, dealers in securities or currencies, banks, insurance companies, financial institutions or persons that hold their Company stock as part of a hedge, straddle, constructive sale or conversion transaction, persons whose functional currency is not the U.S. dollar, persons that are, or hold their Company stock through, partnerships or other pass-through entities, or persons who acquired their Company stock through the exercise of an employee stock option or otherwise as compensation).  In addition, this discussion does not address any aspects of state, local, non-U.S. taxation or U.S. federal taxation other than income taxation.

The following discussion presents the opinion of the Company.  No ruling has been requested from the Internal Revenue Service (the “IRS”) with respect to the anticipated tax treatment of the Asset Sale, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.  Furthermore, the Company will not seek an opinion of counsel with respect to the anticipated tax treatment of the Asset Sale.  If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the Company and/or stockholder level.

Consequences to the Company

For U.S. federal income tax purposes, the Company and B&B ARMR constitute a consolidated group.  As such, the consolidated group will recognize gain or loss on the disposition of each of the assets of B&B ARMR pursuant to the Asset Sale in an amount equal to the difference between the portion of the total purchase price allocable to each such asset and B&B ARMR’s adjusted tax basis in each asset.  Any gain recognized by the consolidated group from the Asset Sale may be offset by other tax attributes of the consolidated group such as consolidated net operating loss carryforwards and/or tax credits to the extent they are available and allowed by the U.S. federal tax laws. The Company has not fully evaluated the adjusted tax basis of B&B ARMR’s assets and/or how the purchase price will be allocated among the assets for U.S. federal income tax purposes.  Therefore, it is not able to fully analyze the tax treatment of the transaction to determine how much gain or loss will be realized in the transaction or provide additional disclosure in this report with respect to the U.S. federal income tax consequences of the Asset Sale to the Company.  The consolidated group anticipates that the consolidated group’s net operating loss carryforwards will offset any gain on the sale of the assets; provided, however, that the Company could be subject to an alternative minimum tax.

Consequences to Stockholders

The Asset Sale will not produce any separate and independent tax consequences to the Company’s stockholders. However, upon distributions of any amounts (whether in cash or in kind) to the Company’s stockholders, the stockholders may recognize income or gain and be subject to the payment of income tax at that time. No distributions to stockholders are intended as a result of the consummation of the Asset Sale.

THE FOREGOING SUMMARY OF MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY STOCKHOLDER OF THE COMPANY.

Post-Closing; Use of Proceeds

Following the Asset Sale, the Company will retain the net proceeds of the Asset Sale (estimated to be approximately $4 million after the payment of debt, payment of all expenses relating to the Asset Sale, and the equity investment in B&B Holdings), but will not be actively conducting any business.  The Company will continue to exist, will continue to have operating expenses and its Common Stock will continue to be traded.

It is the current intention of the Board that, after the Asset Sale, the Company will actively seek an acquisition, merger, reverse merger, or similar business combination with a company with active operations.  If such a transaction occurs, the Company would thereafter be engaged in an active business.  However, the Company is not currently engaged in meaningful negotiations with any such business.

It is also possible that the Company might not be successful in finding a suitable company to acquire or merge with.  If, over time, the Company fails to find a suitable company to acquire or merge with, then the Company may consider liquidating and dissolving.  If liquidation were to occur, any remaining assets of the Company would be sold, and (after payment of the Company’s remaining liabilities) the cash proceeds, together with all other cash then held by the Company, would be distributed to the Company’s stockholders.  The Company would then be dissolved and would cease to exist.

The Company may retain the $450,000 promissory note issued to the Company in connection with the Asset Sale until the maturity of the promissory note (five (5) years from the date of issuance), or the Company may decide to sell the promissory note at any time in the future, at such price and on such terms as the Company deems to be reasonable at such time.  The Company’s $450,000 investment in B&B Holdings is expected to continue for an unknown and indefinite period of time.

THE ASSET PURCHASE AGREEMENT

The following description summarizes the material provisions of the Purchase Agreement and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is included as Annex A to this Information Statement. The following description is not intended to provide any other factual information about the Company, B&B ARMR or Buyer.  In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the parties, including being qualified by certain disclosures not reflected in the text of the Purchase Agreement.  The representations and warranties in the Purchase Agreement may have been made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  Accordingly, the representations and warranties in the Purchase Agreement should not be viewed or relied on as characterizations of the actual state of facts about or conditions of the Company, B&B ARMR or Buyer. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures. We urge you to read the full text of the Purchase Agreement because it is the legal document that governs the Asset Sale.

General

Subject to the conditions contained in the Purchase Agreement, Buyer agreed to purchase the Assets from B&B ARMR for a purchase price of $6 million in cash and a promissory note, subject to adjustment as described below.  Buyer will also assume certain of B&B ARMR’s liabilities associated with the Assets.

Assets

The Assets include substantially all of the assets of B&B ARMR’s business of designing, engineering, manufacturing, distributing and servicing anti-terrorist crash rated barriers, parking and traffic control equipment and other security systems in the commercial and government sectors including, but not limited to:

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cash and cash equivalents;

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certain accounts, notes and other receivables and all rights relating thereto existing or accrued as of the closing date of the Asset Sale;

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inventories and supplies;

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prepaid expenses;

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certain vehicles, equipment, furniture, fixtures and other tangible personal property;

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all rights in, to and under certain scheduled contracts, agreements, leases, sales and purchase orders, commitments and other instruments;

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all rights in and to any employment, confidentiality and/or non-competition agreements between B&B ARMR and its current and former employees, consultants and suppliers;

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all rights in and to any licenses, certificates, approvals, permits and other authorizations, to the extent assignable, issued or to be issued by any governmental authority;

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copies of all business and accounting records, data, supplier, dealer, broker, distributor and customer lists, manuals, books, files, procedures, systems, business records, production records, advertising materials and other proprietary information relating to B&B ARMR’s business;

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all intellectual property;

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all claims, deposits, refunds, rebates, causes of action, choses in action, rights of recovery, rights of recoupment and other rights of action against third parties, except to the extent the same relate to any excluded assets;

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all transferable warranties or similar rights;

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the membership interest in the joint venture B&B Roadway;

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all company records of B&B Roadway in possession of B&B ARMR or the Company; and

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all other intangible personal property and the goodwill associated with B&B ARMR’s business.

Purchase Price and Adjustments

In exchange for the Assets, Buyer will pay B&B ARMR (i) cash in the amount of $5.55 million (the “Cash Portion”), as adjusted, plus (ii) a promissory note in the original principal amount of $450,000, plus (iii) the assumption of certain liabilities.  The Cash Portion will be payable at the closing as follows:  $5,272,500 of the Cash Portion will be paid to B&B ARMR, subject to adjustment, and (ii) the remaining $277,500 of the Cash Portion will be deposited in escrow pursuant to an escrow agreement for the purpose of securing the indemnification obligations of B&B ARMR and the Company under the Purchase Agreement, as described below under “Indemnification and Survival.”  Further, the Company is required to make a $450,000 investment in B&B Holdings from its Cash Portion.

To the extent the estimated net working capital at closing is less than $230,000, the Cash Portion of the purchase price will be reduced on a dollar-for-dollar basis by such shortfall.  Within sixty (60) days of the closing, Buyer will prepare a closing balance sheet on the same basis and applying the same accounting principles, policies and practices that were used in determining the estimated closing net working capital and prepare the definitive closing net working capital amount.  To the extent such amount is less than $230,000, B&B ARMR will be responsible for paying Buyer such shortfall.  To the extent such amount exceeds $230,000, Buyer will pay B&B ARMR such excess within approximately ninety (90) days after closing.

Representations and Warranties

Article II of the Purchase Agreement contains customary representations and warranties of the Company and B&B ARMR (and, in certain circumstances, B&B Roadway) that relate to, among other things:

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due organization, valid existence and good standing of B&B ARMR with requisite power and authority to carry on B&B ARMR’s business as currently conducted;

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capitalization and ownership of B&B ARMR;

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requisite corporate power and authority to execute and deliver the Purchase Agreement and certain related agreements and to consummate the Asset Sale;

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the accuracy of financial statements;

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the accuracy of filings with the SEC;

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no violation of law;

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requisite consents;

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tax matters and compliance with relevant tax laws;

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real and personal property;

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compliance with environmental requirements;

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identification of material contracts;

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pending or threatened actions, suits and other proceedings against the Company and B&B ARMR;

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intellectual property; and

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employee benefit plans.

Article III of the Purchase Agreement contains customary representations and warranties by Buyer that relate to, among other things:

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due organization, valid existence and good standing with requisite corporate power and authority to carry on its business as currently conducted;

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requisite authority and power to execute and deliver the Purchase Agreement and certain related agreements;

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no violation of law;

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requisite consents;

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brokerage fees; and

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non-reliance.

Covenants

Article IV of the Purchase Agreement contains a number of covenants by the Company, B&B ARMR and Buyer, including, but not limited to, covenants relating to:

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interim operations of B&B ARMR;

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preparation and filing of the Information Statement;

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delivery of unaudited monthly financial statements;

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notification of certain matters;

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solicitation of an alternative acquisition proposal, or notification requirements of the Company upon a third party’s alternative acquisition proposal to either the Company or B&B ARMR;

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the Company’s fiduciary out;

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delivery of records;

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post-closing employment of certain of B&B ARMR’s employees by Buyer; and

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attainment of requisite consents to consummate the Asset Sale.

Conditions to Closing

Under Article V of the Purchase Agreement, Buyer’s obligation to complete the Asset Sale is subject to the following conditions being met:

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the representations and warranties made by the Company and B&B ARMR in the Purchase Agreement are true and correct at and as of the closing date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties will be true and correct on and as of such earlier date), except where the failure of such representations and warranties to be so true and correct individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a material adverse effect on B&B ARMR;

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the Company and B&B ARMR have performed or complied with in all material respects each of their obligations under the Purchase Agreement required to be performed or complied with on or prior to the closing date;

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no legal proceeding has been instituted or threatened or claim or demand made against the Company or B&B ARMR seeking to restrain or prohibit, or to obtain substantial damages with respect to, the consummation of the Asset Sale, and no order by a governmental authority of competent jurisdiction is in effect restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Purchase Agreement;

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the Company and/or B&B ARMR (or certain of their affiliates) have delivered all executed certificates and ancillary documents set forth in the Purchase Agreement;

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B&B ARMR has obtained and delivered to Buyer all consents and approvals required under the Purchase Agreement;

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Buyer has consummated the asset sale with CLE in which Buyer is purchasing certain assets and assuming certain liabilities of CLE;

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the Company has made an equity investment of $450,000 in B&B Holdings; and

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the Company’s stockholders have approved the Purchase Agreement and the Asset Sale.

Under Article V of the Purchase Agreement, B&B ARMR’s obligation to complete the Asset Sale is subject to the following conditions being met:

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the representations and warranties made by Buyer in the Purchase Agreement are true and correct at and as of the closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties will be true and correct on and as of such earlier date);

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Buyer has performed or complied with in all material respects each of its obligations under the Purchase Agreement required to be performed or complied by it on or prior to the closing date;

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no legal proceeding has been instituted or threatened or claim or demand made against Buyer, the Company or B&B ARMR seeking to restrain or prohibit, or to obtain substantial damages with respect to, the consummation of the Asset Sale, and no order by a governmental authority of competent jurisdiction is in effect restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Purchase Agreement;

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Buyer has obtained all material authorizations, consents, approvals, waivers and releases, if any, necessary for it to consummate the transactions contemplated by the Purchase Agreement;

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Buyer and/or B&B Holdings (or certain of their affiliates) have delivered all executed certificates and ancillary documents set forth in the Purchase Agreement; and

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Seller has delivered (i) to B&B ARMR, the Cash Portion, as adjusted, less the escrow amount, and the Note and (ii) to the escrow agent, the escrow amount.

Indemnification and Survival

In Article VI of the Purchase Agreement, the Company and B&B ARMR agreed to jointly and severally indemnify and hold harmless Buyer against losses suffered by it (or certain of its affiliates) in connection with, but not limited to: (i)  any representation or warranty made by B&B ARMR or the Company in or pursuant to the Purchase Agreement being untrue or incorrect in any respect; and (ii) any failure by B&B ARMR or the Company to observe or perform the covenants and agreements set forth in the Purchase Agreement.

The representations and warranties made by the Company and B&B ARMR in the Purchase Agreement generally survive the closing for a period of twelve (12) months (twenty-four (24) months in the case of the representation and warranty relating to B&B ARMR’s intellectual property).  However, certain representations and warranties relating to the following survive until the applicable statute of limitations:

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due organization, valid existence and good standing of B&B ARMR with requisite power and authority to carry on B&B ARMR’s business as currently conducted;

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capitalization and ownership of B&B ARMR;

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requisite corporate power and authority to execute and deliver the Purchase Agreement and certain related agreements and to consummate the Asset Sale;

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tax matters and compliance with relevant tax laws;

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employee benefit plans;

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absence of illegal payments; and

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brokerage fees.

The Company’s and B&B ARMR’s indemnification obligations arise only to the extent that the aggregate amount of Buyer’s (or certain of its affiliates’) losses exceed $30,000, and then only for the amount by which such losses exceed $30,000 (except for certain claims, including, but not limited to, claims regarding B&B ARMR’s existence and good standing, capitalization and ownership, authority to enter into the Purchase Agreement and consummate the Asset Sale, tax matters, employee benefit plans, illegal payments and brokerage fees, where claims may be made regardless of the amount of such losses).

Further, Buyer’s (or certain of its affiliates’) recourse for losses under the Purchase Agreement are limited exclusively to the following (and in the following order):  (i) a right of recovery against the amount deposited by Buyer in escrow at the closing; (ii) a right of set-off against the promissory note delivered by Buyer at the closing; and (iii) lastly, a right of set-off against any dividends, distributions or other amounts owed the Company in connection with its equity ownership interest in B&B Holdings.  The maximum amount of such losses owed Buyer by the Company and B&B ARMR under the indemnification provisions of the Purchase Agreement is limited to thirty percent (30%) of the total consideration paid by Buyer under the Purchase Agreement for the Assets (except in cases of losses resulting from intentional and knowing fraud or an intentional non-disclosure or intentional misrepresentation of any representation and warranty, where there is no limit).

Similarly, Buyer has agreed to indemnify and hold harmless the Company and B&B ARMR against losses suffered by either the Company or B&B ARMR (or certain affiliates) in connection with, but not limited to: (i) any representation or warranty made by Buyer being untrue or incorrect in any respect; and (ii) any failure by Buyer to observe or perform its covenants and agreements set forth in the Purchase Agreement, subject to the same cap on indemnification as applies in the case of indemnification of Buyer by the Company and B&B ARMR.

Non-Competition Agreements

The Purchase Agreement requires that our majority stockholder Russell Cleveland and our Chief Executive Officer Brooks Sherman each enter a non-competition agreement.  Pursuant to such principals’ non-competition agreements, each agrees for a period of time (in the case of Mr. Cleveland, three (3) years and in the case of Mr. Sherman, two (2) years) not to

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become involved as an investor, officer or consultant of or to certain competitor companies (in the case of Mr. Sherman, he further agrees not to become involved as a director or employee of such competitor companies);

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request, solicit or induce, or attempt to request, solicit or  induce, any employee, consultant or independent contractor of Buyer to leave or terminate his or her relationship with Buyer for any reason whatsoever or hire or attempt to hire any such employee, consultant or contractor of Buyer for a period of twelve (12) months following the termination of such person’s relationship with Buyer; or

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interfere with, disrupt or attempt to disrupt the relationship, contractual  or otherwise, between Buyer and any customer, supplier, lessor, lessee, employee, subcontractor or other independent contractor of Buyer or in any way encourage them to terminate or otherwise negatively alter their relationship with Buyer.

In addition, both principals agree to limitations on their right to disclose certain confidential information of B&B ARMR following the closing.

Termination

Article VIII of the Purchase Agreement sets forth the rights of each party to terminate the Purchase Agreement prior to the closing of the Asset Sale and provides that the Purchase Agreement may be terminated at any time prior to closing:

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by mutual written consent of B&B ARMR and Buyer;

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by either B&B ARMR or Buyer, by written notice to the other party, if there has been a material breach of the other party’s covenants, representations or warranties or if there has been a failure on a scheduled closing date of satisfaction of the conditions to the obligations of the terminating party that, in any such case, has not been cured within ten (10) days after written notice thereof by the terminating party to the other party;

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by either B&B ARMR or Buyer, by written notice to the other party, if the Asset Sale has not been consummated by March 15, 2011, and such failure to consummate is not caused by a breach of the Purchase Agreement (or any covenant, representation or warranty included herein) by the party electing to terminate;

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by the Company pursuant to the fiduciary out provided in the Purchase Agreement; or

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by either B&B ARMR or Buyer, by written notice to the other party, if there is any law or regulation that makes consummation of the Asset Sale illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining B&B ARMR or Buyer from consummating the Asset Sale is entered and becomes final.

The Company and B&B ARMR also agree to reimburse Buyer and SLCP for all out-of-pocket expenses incurred by them in connection with the Asset Sale, not to exceed $200,000 in the aggregate, in certain circumstances in which the Purchase Agreement is terminated and either the Company or B&B ARMR consummates another acquisition transaction with a third party within one (1) year of such termination.

Regulatory Approvals

No federal or state regulatory requirements must be complied with, or approval must be obtained, in connection with the Asset Sale.

Financial Advisory Fees

Upon the Closing, the Company will pay the Genesis Business Group an advisory fee equal to $253,500 pursuant to that certain Advisor Engagement Agreement, dated October 2009.

Past Contacts, Transaction, Negotiations and Agreements

Other than in connection with the Asset Sale, within the two (2) years prior to the date of this Information Statement, there have not been any negotiations, transactions or material contracts between the Company, or its affiliates, and Buyer, or its affiliates, regarding any merger, consolidation, acquisition, tender offer for or other acquisition of any class of the Company’s, or its affiliate’s, securities, election of the Company’s, or its affiliate’s, directors or sale or other transfer of a material amount of the Company’s assets.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The unaudited pro-forma consolidated balance sheets as of June 30, 2010 and September 30, 2010 have been prepared assuming the Asset Sale occurred on the date of each respective period.  The unaudited pro-forma consolidated statements of operations for the three months ended September 30, 2010 and the fiscal year ended June 30, 2010 have been prepared assuming the Asset Sale occurred as of the beginning of each respective period.  The unaudited pro-forma consolidated financial information is presented for informational purposes only, includes assumptions and adjustments as explained in the accompanying notes and is not necessarily indicative of the results of future operations of the Company or the actual results of operations that would have occurred had the Asset Sale been consummated as of the dates indicated above.

The unaudited pro forma consolidated financial information should be read in conjunction with our historical consolidated financial information and the notes thereto contained in our reports filed with the SEC.

INTEGRATED SECURITY SYSTEMS, INC.

Consolidated Balance Sheet

June 30, 2010

	June 30, 2010 (As Reported)	Pro Forma Adjustments		Pro Forma As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$22,690	$4,164,578	[1]	$4,187,268
Short term investments	32,420			32,420
Accounts receivable, net of allowances of $214,389	1,324,461	(1,324,461)	[2]	-
Inventory, net of reserves	410,611	(410,611)	[2]	-
Other current assets	222,300	(93,186)	[2]	129,114
Escrow	-	277,500	[3]	277,500
Total current assets	2,012,482	2,613,820		4,626,302

Property and equipment, net	14,089	(14,089)	[2]	-
Goodwill	1,707,953	(1,707,953)	[2]	-
Investment in securities	-	450,000	[4]	450,000
Note receivable	-	450,000	[5]	450,000
Other assets	78,988	(10,988)	[2]	68,000

Total Assets	$3,813,512	$1,780,790		$5,594,302

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1,149,204	$(1,074,047)	[6]	$75,157
Accrued liabilities	433,548	(146,610)	[6]	286,938
Accrued income taxes	-	118,000	[7]	118,000
Demand note payable	389,049	(389,049)	[8]	-
Current portion of long-term debt	32,847	(8,427)	[8]	24,420
Liabilities related to discontinued operations	14,117			14,117
Total current liabilities	2,018,765	(1,500,133)		518,632

Long-term debt	150,544	(6,872)	[8]	143,672

Equity:
Convertible preferred stock, $0.01 par value, 750,000 shares authorized; 22,500 shares issued and outstanding ($450,000 of liquidation value)	225			225
Common stock, $0.01 par value, 800,000,000 shares authorized; 559,193,604 shares issued.	5,591,936			5,591,936
Treasury stock, at cost - 278,522 common shares	(125,606)			(125,606)
Additional paid in capital	37,999,910			37,999,910
Accumulated deficit	(41,849,478)	3,351,405	[9]	(38,498,073)
Accumulated other comprehensive loss (available for sale security)	(36,394)			(36,394)
Total stockholders’ equity	1,580,593	3,351,405		4,931,998
Noncontrolling interest	63,610	(63,610)	[10]	-
Total equity	1,644,203	3,287,795		4,931,998
Total liabilities and equity	$3,813,512	$1,780,790		$5,594,302

1.

To reflect cash received from the sale of substantially all of the assets that are used in connection with the operations of B&B ARMR, along with its investment in the joint venture B&B Roadway (collectively, the “Operations”), to Buyer.

2.

To remove the assets related to the Operations.

3.

To add escrow funds for cash to be released based on certain terms and conditions related to the sale of the Operations.

4.

To reflect restricted preferred shares in B&B Holdings, purchased with the proceeds of the sale of the Operations.

5.

To reflect the note from Buyer, received as part of the consideration from the sales of the Operations.

6.

To remove the liabilities related to the Operations.

7.

To reflect income tax payable as a result of the sale of the Operations.

8.

To reflect the payment of certain debt required by the sale of the Operations.

9.

To reflect the reduction in net assets and liabilities as a result of the sale of the Operations.

10.

To remove the noncontrolling interest related to the Operations.

INTEGRATED SECURITY SYSTEMS, INC.

Consolidated Balance Sheet

September 30, 2010

(Unaudited)

	September 30, 2010 (Unaudited)	Pro Forma Adjustments		Pro Forma As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$160,049	$4,057,216	[1]	$4,217,265
Short term investments	20,956			20,956
Accounts receivable, net of allowances of $148,288	1,387,502	(1,387,502)	[2]	-
Inventory, net of reserves	293,833	(293,833)	[2]	-
Other current assets	255,267	(158,104)	[2]	97,163
Escrow	-	277,500	[3]	277,500
Total current assets	2,117,607	2,495,277		4,612,884

Property and equipment, net	15,413	(15,413)	[2]	-
Goodwill	1,707,953	(1,707,953)	[2]	-
Investment in securities	-	450,000	[4]	450,000
Note receivable	-	450,000	[5]	450,000
Other assets	69,078	(9,888)	[2]	59,190
Total Assets	$3,910,051	$1,662,023		$5,572,074

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$883,636	$(829,860)	[6]	$53,776
Accrued liabilities	413,964	(179,304)	[6]	234,660
Accrued income taxes	-	115,000	[7]	115,000
Demand note payable	595,988	(595,988)	[8]	-
Current portion of long-term debt	30,968	(7,880)	[8]	23,088
Liabilities related to discontinued operations	2,555			2,555
Total current liabilities	1,927,111	(1,498,032)		429,079

Long-term debt	144,624	(5,388)	[8]	139,236

Equity:
Convertible preferred stock, $0.01 par value, 750,000 shares authorized; 22,500 shares issued and outstanding ($450,000 of liquidation value)	225			225
Common stock, $0.01 par value, 800,000,000 shares authorized; 559,193,604 shares issued.	5,591,936			5,591,936
Treasury stock, at cost - 278,522 common shares	(125,606)			(125,606)
Additional paid in capital	38,017,371			38,017,371
Accumulated deficit	(41,702,751)	3,271,274	[9]	(38,431,477)
Accumulated other comprehensive loss (available for sale security)	(48,690)			(48,690)
Total stockholders’ equity	1,732,485	3,271,274		5,003,759
Noncontrolling interest	105,831	(105,831)	[10]	-
Total equity	105,831	(105,831)		-
Total liabilities and equity	$3,910,051	$1,662,023		$5,572,074

1.

To reflect cash received from the sale of substantially all of the assets that are used in connection with the Operations to Buyer.

2.

To remove the assets related to the Operations.

3.

To add escrow funds for cash to be released based on certain terms and conditions related to the sale of the Operations.

4.

To reflect restricted preferred shares in B&B Holdings, purchased with the proceeds of the sale of the Operations.

5.

To reflect the note from Buyer, received as part of the consideration from the sales of the Operations.

6.

To remove the liabilities related to the Operations.

7.

To reflect income tax payable as a result of the sale of the Operations.

8.

To reflect the payment of certain debt required by the sale of the Operations.

9.

To reflect the reduction in net assets and liabilities as a result of the sale of the Operations.

10.

To remove the noncontrolling interest related to the Operations.

INTEGRATED SECURITY SYSTEMS, INC.

Consolidated Statement of Operations

For the Year Ended June 30, 2010

	June 30, 2010	Pro Forma		Pro Forma
	(As Reported)	Adjustments		As Adjusted
Revenue:
Sales	8,159,917	(8,159,917)	[1]	-
Other revenue	16,379	(6,171)	[1]	10,208
Total revenue	8,176,296	(8,166,088)		10,208
Cost of sales	5,413,995	(5,413,995)	[2]	-

Gross profit	2,762,301	(2,752,093)		10,208

Selling, general and administrative	2,538,371	(1,757,277)	[2]	781,094

Income (loss) from operations	223,930	(994,816)		(770,886)

Interest expense	(64,737)	64,737	[2]	-
Gain on sale of assets	3,500	(3,500)	[3]	-
Impairment of other assets	(81,647)			(81,647)

Net income (loss) from continuing operations	81,046	(933,579)		(852,533)

Loss from discontinued operations	(2,956)			(2,956)

Net income (loss)	78,090	(933,579)		(855,489)

Income attributable to the noncontrolling interest	(146,597)	146,597	[3]	-

Net loss attributable to common stockholders	$(68,507)	$(786,982)		$(855,489)

Weighted average common shares outstanding - basic	559,640,769	559,640,769		559,640,769

Weighted average common shares outstanding - diluted	559,640,769	559,640,769		559,640,769

Basic and diluted earnings per share - continuing operations	$-	$-		$-

Basic and diluted earnings per share - net loss	$-	$-		$-

1.

To remove sales from the sale of substantially all of the assets that are used in connection with the Operations to Buyer.

2.

To remove costs related to the Operations.

3.

To remove gain on sale of assets related to the Operations.

INTEGRATED SECURITY SYSTEMS, INC.

Consolidated Statement of Operations

For the Three Months Ended September 30, 2010

(Unaudited)

	September 30, 2010 (Unaudited)	Pro Forma Adjustments		Pro Forma As Adjusted
Sales	2,512,289	(2,506,807)	[1]	5,482
Cost of sales	1,659,947	(1,659,947)	[2]	-

Gross profit	852,342	(846,860)		5,482

Selling, general and administrative	634,699	(439,392)	[2]	195,307

Income (loss) from operations	217,643	(407,468)		(189,825)

Interest expense	(27,313)	27,313	[2]	-

Net income (loss) from continuing operations	190,330	(380,155)		(189,825)

Income from discontinued operations	48,668			48,668

Net income (loss)	238,998	(380,155)		(141,157)

Income attributable to the noncontrolling interest	(92,271)	92,271	[3]	-

Net income (loss) attributable to common stockholders	$146,727	$(287,884)		$(141,157)

Weighted average common shares outstanding - basic	558,915,082	558,915,082		558,915,082

Weighted average common shares outstanding - diluted	559,842,450	110,350,267		110,350,267

Basic and diluted earnings per share - continuing operations	$-	$-		$-

Basic and diluted earnings per share - net loss	$-	$-		$-

1.

To remove sales from the sale of substantially all of the assets that are used in connection with the Operations to Buyer.

2.

To remove costs related to the Operations.

PROPOSAL 2:  AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

General

The Company is asking its stockholders to approve the Amendment to effect the Reverse Stock Split.  On December 15, 2010, the Board approved the Amendment to effect the Reverse Stock Split and the reduction in the Company’s outstanding Common Stock, subject to obtaining stockholder approval.  The Board has directed that a proposal to approve the Amendment be submitted to the Company’s stockholders for consideration and action.

The full text of the Amendment to effect the Reverse Stock Split, as described in this proposal, is also set forth in Annex B attached to this Information Statement.

If the Company’s stockholders approve the proposed Amendment to implement the Reverse Stock Split, the Company will file the Amendment with the Secretary of State of the State of Delaware.  The Amendment will become effective upon filing with the Delaware Secretary of State.

Reasons For Reverse Stock Split

The primary reason for the Reverse Stock Split is to decrease the number of shares of the Company’s Common Stock outstanding to a smaller number, which the Board believes is more appropriate.  The Board determined that the large number of shares outstanding (and the resulting low market price per share) was neither in the Company’s best interests or that of its stockholders.  The Board therefore determined to effect a reverse stock split and sought to determine a reverse split ratio which would result in a number of shares outstanding sufficient to allow for adequate liquidity while raising the stock price. These parameters led the Board to chose a ratio of one (1) share for every one hundred (100) shares of Common Stock so that approximately 5,589,150 shares of Common Stock would be outstanding following the Reverse Stock Split.

The Board believes that this reverse split ratio will have minimal impact on the Company’s stockholder base, as no stockholder will be forced to relinquish his or her position as a result of the Reverse Stock Split (except to the extent of fractional shares, as described below).  At the same time, the Board is hopeful that the higher stock price will make an investment in the Company more attractive to a variety of investors, thus promoting greater liquidity for stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

There can be no assurances, however, that active trading will commence in the Company’s Common Stock, that the market price of the Common Stock immediately after the Reverse Stock Split or at any time thereafter will be higher than it would have been had the Reverse Stock Split not been effected or that any increased market price that may occur will be maintained for any period of time.  Moreover, there can be no assurance that the market price of the Common Stock after the proposed Reverse Stock Split will adjust to reflect the conversion ratio.

Effects of Reverse Stock Split on the Common Stock

The Reverse Stock Split will not affect the registration of the Common Stock under the Securities and Exchange Act of 1934, as amended, nor will it change the Company’s periodic reporting and other obligations thereunder.  The number of stockholders of record would not be affected by the Reverse Stock Split (unless the Reverse Stock Split results solely in fractional shares, as discussed below).  The Reverse Stock Split will not change the authorized number of shares of Common Stock, and there will be no change in the par value of the Common Stock.

The number of shares of the Company’s Common Stock issued and outstanding as of December 15, 2010 will be reduced following the effective date of the Reverse Stock Split in accordance with the following formula: every one hundred (100) shares of Common Stock owned by a stockholder will automatically be changed into and become one (1) new share of Common Stock.  No fractional shares of Common Stock will be issued upon the Reverse Stock Split.  Whether or not fractional shares would have been issuable (but for the preceding sentence) upon the Reverse Stock Split is determined based on the total number of shares of Common Stock held by each holder.  In lieu of any fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled (but for the preceding sentences), any fractional shares resulting from the Reverse Stock Split will be rounded down to the nearest whole share.  Each stockholder who owns less than one hundred (100) shares at the effective date of the Reverse Stock Split will cease to be a stockholder and will receive cash in lieu of fractional shares.  Such stockholder will receive a payment of less than $___ (i.e., the average of the closing prices of a share of Common Stock during the thirty (30) days prior to the date of this Information Statement (excluding any days on which there were no trades in our stock), as adjusted for the Reverse Stock Split), depending on the number of shares of Common Stock held in the account.

Upon the effectiveness of the Reverse Stock Split, the approximate number of outstanding shares of Common Stock will decrease as reflected in the following table:

	Prior to Reverse Stock Split	After Reverse Stock Split
Number of shares of Common Stock Outstanding	558,915,082	5,589,150

Such table may be adjusted based on any fractional shares.

Exchange of Stock Certificates

 The Company plans to appoint American Stock & Transfer (the “Exchange Agent”) to act as exchange agent for the Common Stock in connection with the Reverse Stock Split.  On or after the effective date of the Reverse Stock Split, the Exchange Agent will mail a letter of transmittal to each stockholder.  Each stockholder will be able to obtain a certificate evidencing its post-Reverse-Stock-Split shares only by sending the Exchange Agent his or her old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require.  Stockholders will not receive certificates for post-Reverse-Stock-Split shares unless and until their old certificates are surrendered.   STOCKHOLDERS SHOULD NOT FORWARD THEIR CERTIFICATES TO THE EXCHANGE AGENT UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL, AND THEY SHOULD ONLY SEND IN THEIR CERTIFICATES WITH THE LETTER OF TRANSMITTAL.  The Exchange Agent will send each stockholder’s new stock certificate (or, in the case of holders of less than one hundred (100) shares of Common Stock, cash) after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).  Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Non-registered stockholders who hold their Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that the Company will put in place for registered stockholders.   If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you should contact your nominee.

Certain U.S. Federal Income Tax Consequences Of The Reverse Stock Split

The Company intends the following discussion to provide only a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split to holders of the Company’s Common Stock and the Company.  Stockholders should consult their own tax advisors as to the U.S. federal income tax consequences, as well as the effects of state, local and non-U.S. tax laws. This summary does not address the treatment of holders of Common Stock under the laws of any state, local or foreign taxing jurisdiction.

This discussion describes certain U.S. federal income tax consequences of the Reverse Stock Split.  This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations thereunder and current administrative rulings and court decisions, all of which are subject to change.  Any such change, which may or may not be retroactive, could alter the tax consequences as described herein.  This discussion is limited to U.S. citizens or residents, U.S. corporations, and U.S. trusts and estates that hold their Common Stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment).  This discussion does not address all of the tax consequences that may be relevant to a particular person or the tax consequences that may be relevant to persons subject to special treatment under U.S. federal income tax laws (including, among others, foreign persons, tax-exempt organizations, dealers in securities or currencies, banks, insurance companies, financial institutions or persons that hold their Common Stock as part of a hedge, straddle, constructive sale or conversion transaction, persons whose functional currency is not the U.S. dollar, persons that are, or hold their Common Stock through, partnerships or other pass-through entities, or persons who acquired their Common Stock through the exercise of an employee stock option or otherwise as compensation).  In addition, this discussion does not address any aspects of state, local, non-U.S. taxation or U.S. federal taxation other than income taxation.

The following discussion presents the opinion of the Company.  No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Reverse Stock Split, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.  Furthermore, the Company will not seek an opinion of counsel with respect to the anticipated tax treatment of the Reverse Stock Split.  If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the Company and/or stockholder level.

The U.S. federal income tax consequences of the Reverse Stock Split to a holder of Common Stock and the Company will be as follows:

•

except for a holder whose shares are being redeemed in exchange for a cash payment (i.e., a holder of fractional shares), the holder will not recognize any gain or loss for U.S. federal income tax purposes.  A Holder who will receive cash in lieu of his or her shares should consult his or her tax advisors to determine the tax consequences of such cash payment;

•

the holder’s aggregate tax basis in Common Stock received pursuant to the Reverse Stock Split will be equal to the aggregate tax basis of such holder’s Common Stock surrendered in exchange therefor;

•

the holder’s holding period for Common Stock received pursuant to the Reverse Stock Split will include such holder’s holding period for Common Stock surrendered in exchange therefor; and

•

the Company will not recognize gain or loss solely as a result of the Reverse Stock Split.

No Dissenters’ Appraisal Rights

Stockholders have no dissenters’ appraisal rights under Delaware law, the Company’s certificate of incorporation or the Company’s bylaws in connection with the Reverse Stock Split.

INTEREST OF CERTAIN PERSONS

IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

B&B ARMR President Paul Matthews will be employed by Buyer after the closing of the Asset Sale.  No other officer or director of the Company has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of the Company.  None of the directors of the Company opposed the proposed actions taken by the Company set forth in this Information Statement.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it.  The Company does not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of Common Stock held of record by such persons, and the Company will not reimburse them for their expenses incurred in connection therewith.  Additional copies of this Information Statement may be obtained at no charge by writing to the Company at:  Integrated Security Systems, Inc., 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, one Information Statement may be delivered to two or more stockholders who share an address, unless the Company has received contrary instructions from one or more of the stockholders.  The Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered.  Requests for additional copies of this Information Statement, and requests that in the future separate communications be sent to stockholders who share an address, should be directed to the Company Secretary, 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006, or at telephone number (972) 444-8280.

OTHER INFORMATION

The Company files annual, quarterly and current reports, proxy statements, and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Asset Sale pursuant to and in accordance with Rule 14c-2 of the Exchange Act.  Please read this Information Statement carefully.

Dated: January __, 2011

By Order of the Board of Directors

Brooks Sherman

Chairman and Chief Executive Officer

Annex A

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 17th day of 2010 by and among B&B Roadway and Security Solutions, LLC, a Delaware limited liability company (“Buyer”), B&B ARMR Corporation, a Delaware corporation (“Seller”) and Integrated Security Systems, Inc., a Delaware corporation (“Parent”).

W I T N E S S E T H :

WHEREAS, Seller designs, engineers, manufactures, distributes and services anti-terrorist crash rated barriers, parking and traffic control equipment and other security systems in the commercial or government sectors (collectively, the “Business”);

WHEREAS, Seller desires to sell substantially all of its assets to Buyer, and Buyer desires to acquire such assets and assume certain balance sheet liabilities and obligations from Seller (the “Transaction”); and

WHEREAS, Parent, as the parent of Seller, intends to ensure performance by Seller of its obligations hereunder.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements, and upon the terms and conditions hereinafter set forth, the parties do hereby agree as follows:

ARTICLE I
PURCHASE AND SALE

1.1

Purchase of Assets.  Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 5.1), Seller shall sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase, acquire and accept from Seller all of the assets (collectively, the “Acquired Assets”) of Seller (other than Excluded Assets (as defined in Section 1.2)), free and clear of all liens, mortgages, pledges, security interests, charges, claims, options or other encumbrances (collectively, “Liens”), except for Permitted Liens (as defined below) expressly including, but not limited to:

(a)

Cash and cash equivalents;

(b)

Accounts, notes and other receivables and all rights relating thereto existing or accrued as of the Closing Date (as defined in Section 5.1), including receivables owing by Causey Lyon Enterprises, Inc. (“CLE”) and B&B Roadway, LLC (“B&B Roadway”), but specifically excluding (x) receivables from any account debtor that as of the Closing Date is in bankruptcy or otherwise in a reorganization process and (y) receivables owing by Parent or any Affiliate (as defined below) of Seller or Parent other than B&B Roadway (the “Acquired Receivables”);

(c)

Inventories and supplies;

(d)

Prepaid expenses;

(e)

All vehicles, equipment, furniture, fixtures and other tangible personal property, except as set forth on Schedule 1.2;

(f)

All rights in, to and under all contracts, agreements, leases, sales and purchase orders, commitments and other instruments (collectively, “Contracts”) to be assigned pursuant to Section 1.4;

(g)

All rights in and to any employment, confidentiality and/or non-competition agreements between Seller and its current and former employees, consultants and suppliers;

(h)

All rights in and to any licenses, certificates, approvals, permits and other authorizations, to the extent assignable, issued or to be issued by any Governmental Authority (as defined in Section 2.5);

(i)

Copies of all business and accounting records, data, supplier, dealer, broker, distributor and customer lists, manuals, books, files, procedures, systems, business records, production records, advertising materials and other proprietary information relating to the Business, in each case subject to the requirements of law (collectively, “Records”);

(j)

All Intellectual Property (as defined in Section 2.13);

(k)

All claims, deposits, refunds, rebates, causes of action, choses in action, rights of recovery, rights of recoupment and other rights of action against third parties, except to the extent the same relate to any Excluded Assets;

(l)

All transferable warranties or similar rights;

(m)

All membership interests of B&B Roadway owned by Seller (the “B&B Roadway Membership Interest”);

(n)

All limited liability company records of B&B Roadway in possession of Seller or Parent, including B&B Roadway’s corporate minute books, stock records, certificate of formation, company agreement and related corporate documents and instruments (provided, however, the Seller may retain copies of all such items) ; and

(o)

All other intangible personal property and the goodwill associated with the Business.

For purposes of this Agreement, the following terms shall have the meaning set forth below:

“Permitted Liens” means (i) Liens for Taxes (as defined in Section 2.7), assessments and other governmental charges that are not yet due and payable, (ii) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties, (iii) easements, covenants, conditions and restrictions of record and (iv) mechanic’s, materialman’s, supplier’s, vendor’s or similar Liens arising or incurred in the ordinary course of business securing amounts that are not overdue for a period of more than sixty (60) days.

“Affiliate” shall mean (x) any Person or entity directly or indirectly controlling, controlled by, under common control with another Person or entity, or through one or more intermediaries, controls another Person or entity, (y) any director, officer, partner or employee of a Person or entity, or (z) any father, mother, brother, sister or immediate descendant of a Person; a Person or entity shall be deemed to control another Person or entity if such Person or entity possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person or entity, whether through ownership of voting securities, by contract, or otherwise.

1.2

Excluded Assets.  Notwithstanding anything contained in Section 1.1 to the contrary, Seller shall not sell to Buyer, and Buyer shall not acquire any of the following assets (collectively, the “Excluded Assets”):  (i) all corporate records of Seller not otherwise identified in Section 1.1 above, including Seller’s corporate minute books, stock records, certificate of incorporation, bylaws and related corporate documents and instruments; (ii) the assets listed on Schedule 1.2; (iii) all personnel records and other records that Seller is required by law to retain in its possession; (iv) all rights in connection with, and assets of, any Employee Benefit Plans other than those Employee Benefit Plans set forth on Schedule 1.4(a); (v) all shares of capital stock of Seller held in treasury by Parent; and (vi) all rights of Seller under this Agreement and all other documents entered into in connection with the transactions contemplated hereby (including the Note), and all consideration received by Seller pursuant to Section 1.3.

1.3

Consideration.  The total consideration (the “Total Consideration”) for the Acquired Assets shall consist of (i) cash in the amount of $5,550,000 (the “Cash Portion”), as adjusted pursuant to Section 1.5, plus (ii) a promissory note in the original principal amount of $450,000 and in the form of Exhibit A attached hereto (the “Note”), plus (iii) the assumption of certain liabilities as provided in Section 1.4.  The Cash Portion shall be payable at the Closing as follows: (i) 95% of the Cash Portion shall be paid to Seller, as such amount may be adjusted pursuant to Sections 1.4(c) and 1.5(a), and (ii) 5% of the Cash Portion (the “Escrow Amount”) shall be deposited into escrow with HAL Commercial Escrow Services, Inc. (the “Escrow Agent”) to be held pursuant to the terms of the Escrow Agreement (as defined in Section 5.2(d)).

1.4

Assumption of Liabilities.

(a)

On and subject to the terms and conditions of this Agreement, as of and after the Effective Time (as defined in Section 5.1), Buyer shall assume the following liabilities and obligations (the “Assumed Liabilities”): (i) all trade payables and accrued expenses existing as of the Effective Time to the extent such liabilities are incurred in the ordinary course but excluding any contingent liabilities or liabilities of the type described in Section 1.4(b), (ii) all contractual liabilities of Seller under the Contracts assigned to Buyer and listed on Schedule 1.4(c)  and any Contracts entered into after the date of this Agreement in the ordinary course of business of Seller to the extent such Contracts are disclosed to Buyer in an update to Schedule 1.4(c) at least two (2) days prior to Closing and accepted by Buyer in writing (the “Assumed Contracts”) but only with respect to performance obligations arising after the Effective Time, (iii) all liabilities and obligations under the Employee Benefit Plans (as defined in Section 2.14) set forth on Schedule 1.4(a), but only with respect to liabilities and obligations that accrue after the Effective Time, and (iv) all liabilities and obligations under any and all product or service warranties furnished to Seller’s customers with respect to goods and products sold or services provided to such customers on or prior to the Closing Date (“Warranty Claims”).

(b)

Except as expressly provided in Section 1.4(a) above, Buyer shall not assume or be liable for any other liabilities, obligations or duties of Seller.  Without limiting the preceding sentence, Buyer will not assume or be responsible for any of the following:

(i)

any liability of Seller or Parent for Taxes;

(ii)

other than accounts payable owing to CLE or B&B Roadway, any liability of Seller with respect to accounts payable or accrued expenses or other obligations that are subject to a payment plan, are past due by more than ninety (90) days or have otherwise been written off (the “Excluded Payables”);

(iii)

any liability associated with or arising out of any Excluded Asset;

(iv)

any liability of Seller to indemnify any natural person, corporation, partnership, association, trust, business trust, limited liability company, joint venture organization, whether or not a legal entity, or a Governmental Authority or other entity(collectively, a “Person”), unless such indemnity is set forth in the Assumed Contracts;

(v)

any claims or pending or threatened litigation against Seller, the Acquired Assets or the Business relating to events occurring prior to the Closing Date regardless of when such claims are asserted or such litigation or proceedings commenced;

(vi)

other than accounts payable owing to CLE or B&B Roadway, any liability of Seller relating to intercompany obligations or other obligations between Seller and Parent or any other Affiliate of Seller;

(vii)

any liability of Seller for costs and expenses incurred in connection with the transactions contemplated by this Agreement;

(viii)

indebtedness for borrowed money, capital lease obligations, deferred purchase price of property or services or other interest bearing obligations of Seller or any guarantee by Seller of any of the foregoing, except with respect to Permitted Liens;

(ix)

accrued workers’ compensation and medical insurance liabilities for any period prior to the Effective Time;

(x)

except as provided in clauses (ii) and (iii) of Section 1.4(a) above, any liability or obligation under any Employee Benefit Plan (as defined in Section 2.14);

(xi)

any liability of Seller under any Contract that is not an Assumed Contract;

(xii)

liabilities to any Governmental Authority except with respect to the Assumed Contracts;

(xiii)

tort liabilities of Seller;

(xiv)

criminal claims against Seller;

(xv)

any other liabilities of Seller not expressly assumed hereunder; or

(xvi)

any liability of Seller under this Agreement.

(c)

To the extent that after Closing an Excluded Payable is owed to a current vendor of Buyer and such vendor threatens to either cease supplying products to Buyer or to materially change the payment terms applicable to such vendor unless the applicable Excluded Payable is paid current, Buyer shall have the right to pay such Excluded Payable on behalf of Seller and obtain reimbursement against Seller or as provided in Section 6.7(e).

1.5

Working Capital Adjustment.

(a)

Prior to Closing, Buyer and Seller shall estimate the Closing Net Working Capital (as defined below).  To the extent the estimated Closing Net Working Capital is less than $230,000, the Cash Portion shall be reduced on a dollar-for-dollar basis by the shortfall (the “Preliminary Adjustment”).  For purposes of this Agreement, “Closing Net Working Capital” means the Net Working Capital as of the Effective Time.  The “Net Working Capital” means the book value of the current assets of Seller included in the Acquired Assets less the current liabilities of Seller included in the Assumed Liabilities (including Seller’s 65% interest in B&B Roadway’s net working capital), as calculated in accordance with Exhibit B attached hereto.

(b)

Within sixty (60) days following the Closing, Buyer shall prepare a balance sheet of the Business reflecting the Acquired Assets and Assumed Liabilities as well as the working capital of B&B Roadway as of the Effective Time (the “Closing Balance Sheet”).  The Closing Balance Sheet shall be prepared in accordance with generally accepted accounting principles consistently applied (“GAAP”) and consistent with Exhibit B, and (to the extent consistent with the foregoing) prepared on the same basis and applying the same accounting principles, policies and practices that were used in estimating the Closing Net Working Capital pursuant to Section 1.5(a).  The Closing Balance Sheet shall include an accrual for employee bonuses for the period July 1, 2010 through the Closing Date.  Based on the Closing Balance Sheet, Buyer shall calculate the Closing Net Working Capital and the post-Closing cash adjustment, which shall equal the amount, if any, by which the Closing Net Working Capital is less than or exceeds $230,000 (the amount by which the Closing Net Working Capital is less than or exceeds $230,000, the “Post-Closing Adjustment”). Buyer shall submit the Closing Balance Sheet along with its calculation of the Post-Closing Adjustment to Seller and if Seller does not object to the amount of the Post-Closing Adjustment within twenty (20) days of receipt thereof, Seller shall pay to Buyer (if the Closing Net Working Capital is less than $230,000) or Buyer shall pay to Seller (if the Closing Net Working Capital exceeds $230,000), as the case may be, an amount equal to the Post-Closing Adjustment, but in either case taking into account any Preliminary Adjustment, not later than twenty (20) days following receipt of the Closing Balance Sheet.

(c)

If Seller objects to the Post-Closing Adjustment, it shall notify Buyer within thirty (30) days following receipt thereof, setting forth in specific detail the basis for its objection and its proposal for any adjustments to the Post-Closing Adjustment.  Buyer and Seller shall use their reasonable best efforts to reach agreement as to any such proposed adjustment or that no such adjustment is necessary.  If agreement is reached as to all proposed further adjustments or that no adjustments are necessary, the parties shall make such adjustments, if any, and the Post-Closing Adjustment shall be based thereon, and Seller or Buyer, as the case may be, shall pay the amount of the Post-Closing Adjustment within ten (10) days of such agreement.  If Buyer and Seller are unable to reach agreement within thirty (30) days of notification to Buyer of an objection to the Post-Closing Adjustment, then an independent accounting firm mutually acceptable to Buyer and Seller (or if the parties are unable to agree upon a firm, each party shall select a firm and the two firms together shall select a third firm to make the determination hereunder) (the “Independent Firm”) shall be engaged to review the proposed adjustments as to which agreement has not been reached and shall make a determination as to the resolution of the proposed adjustments to cause the Post-Closing Adjustment to have been properly prepared in accordance with the provisions of this Agreement.  Each party shall be given the opportunity to make presentations to such Independent Firm.  All resolutions rendered by the Independent Firm shall represent either agreement with the position taken by Buyer or Seller or a compromise between such positions.  The determination of the Independent Firm shall be final, conclusive and binding upon Buyer and Seller.  Thereafter, either Seller or Buyer, as the case may be, shall pay to the other party not later than ten (10) days following a determination of adjustments by the Independent Firm, an amount in cash equal to the Post-Closing Adjustment, as determined by the Independent Firm.  Either Buyer or Seller, as the case may be, shall pay the costs of the Independent Firm, depending on which party’s calculation of the Post-Closing Adjustment is further from the Post-Closing Adjustment determined by the Independent Firm.

(d)

If Seller fails to pay the Post-Closing Adjustment, if any, within the time period prescribed herein, Buyer shall have the right, but not the obligation, to recover the amount owing pursuant to this Section 1.5 against the Escrow Amount; provided, that any recovery of the Post-Closing Adjustment from the Escrow Amount shall not in any way reduce the maximum liability of Seller and Parent pursuant to Section 6.7(d).  If Buyer fails to pay the Post-Closing Adjustment, if any, within the time period prescribed herein, Seller shall have the right, but not the obligation, to recover the amount owing pursuant to this Section 1.5 against the Escrow Amount, and any recovery of the Post-Closing Adjustment from the Escrow Amount shall reduce the maximum liability of Seller and Parent pursuant to Section 6.7(d) by the amount recovered from the Escrow Amount.

1.6

Federal Income Tax Treatment.

(a)

For federal income tax purposes, the transactions contemplated by this Agreement shall be treated: (A) with respect to the Acquired Assets other than the B&B Roadway Membership Interest (the “Non-Equity Assets”), as a sale by Seller, and purchase by Holdings, of assets (i.e., the Non-Equity Assets) (the “Non-Equity Transaction”), and (B) with respect to the B&B Roadway Membership Interest, in accordance with Revenue Ruling 99-6, 1999-1 C.B. 432 (Situation 2) (i) as a sale of partnership interests with respect to the Seller and (ii) with respect to Holdings, as a purchase by Holdings of all of the assets of B&B Roadway and assumption by Holdings of all of the liabilities of B&B Roadway (other than liabilities for which Buyer is required to be indemnified pursuant to this Agreement) (the “B&B Roadway Transaction”).  For purposes of clause (B), Buyer, Holdings and Seller acknowledge and agree that Buyer’s acquisition of the B&B Roadway Membership Interest from Seller pursuant to this Agreement is integrally related to and dependent upon Buyer’s acquisition of all membership interests of B&B Roadway not owned by Seller pursuant to the transaction with CLE contemplated by Section 5.2(i) of this Agreement.

(b)

Buyer, Holdings, Seller and the Principals shall file all income tax returns or reports, including without limitation, IRS Form 8594, for their respective taxable years in which the Closing occurs to reflect an allocation of the amount of the Total Consideration in a manner consistent with the allocations set forth on Schedule 1.6(b).  The amount allocated to the Non-Equity Assets pursuant to such Schedule shall be treated as consideration paid pursuant to the Non-Equity Transaction.  The amount allocated to the B&B Roadway Membership Interest pursuant to such Schedule shall be treated as consideration paid pursuant to the B&B Roadway Transaction.

(c)

Buyer, Holdings, Seller and the Principals shall not take any position inconsistent with the foregoing provisions of this Section 1.6 before any governmental agency charged with the collection of taxes or in any judicial proceedings relating to such tax reporting, unless otherwise required by applicable law.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLER AND PARENT

Seller and Parent make the following representations and warranties to Buyer.  All references in Sections 2.4 – 2.25 to Seller shall be deemed to include references to B&B Roadway, except that all such representations and warranties with respect to B&B Roadway shall be made to the Knowledge of Seller.  For purposes hereof, to the “Knowledge of Seller” shall mean to the actual knowledge of Brooks Sherman, Paul Matthews, Fred Pierce, and Sharon Doherty.  Seller and Parent jointly and severally represent and warrant as follows:

2.1

Existence and Good Standing.

(a)

Seller.  Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  Seller has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.  Seller is duly qualified or licensed as a foreign corporation and in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, which jurisdictions are listed on Schedule 2.1.  Except as disclosed on Schedule 2.1, Seller does not have any subsidiaries or otherwise own an interest in any other Person.

(b)

B&B Roadway.  B&B Roadway is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas.  B&B Roadway has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.  B&B Roadway is duly qualified or licensed as a foreign corporation and in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, which jurisdictions are listed on Schedule 2.1.  Except as disclosed on Schedule 2.1, B&B Roadway does not have any subsidiaries or otherwise own an interest in any other Person.

2.2

Capitalization and Ownership of Seller.

(a)

Seller.  The capitalization of Seller consists of 1,000 shares of common stock, par value $0.01 per share, and all issued and outstanding shares are owned by Parent.  All of the outstanding stock of Seller has been duly authorized, validly issued and is fully paid and nonassessable, and none of such capital stock was issued in violation of any preemptive or preferential right.

(b)

B&B Roadway.  Seller owns the B&B Roadway Membership Interest, which is a 65% membership interest in B&B Roadway.  Such interest is owned free and clear of any Liens.  There are no outstanding conversion or exchange rights, subscriptions, options, warrants or other arrangements or commitments obligating B&B Roadway to issue any capital stock or other securities. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to B&B Roadway.  There are no agreements, written or oral, relating to the acquisition, disposition, voting or registration under applicable securities laws of any security of B&B Roadway.

2.3

Authorization of Seller and Parent.

(a)

Subject to the approval of this Agreement and the transactions contemplated hereby by the stockholders of Parent (the “Parent Stockholder Approval”), Seller has the requisite corporate power and authority to execute this Agreement and all other agreements and documents contemplated hereby to which it is party.  Subject to Parent Stockholder Approval,  the execution and delivery of this Agreement and such other agreements and documents by Seller and the consummation by Seller of the transactions contemplated hereby have been duly authorized by Seller and no other action on the part of Seller is necessary to authorize the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Seller and (subject to Parent Stockholder Approval) constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except that (i) enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and (ii) the remedies of specific performance and injunctive relief are subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought.

(b)

Subject to Parent Stockholder Approval, Parent has the requisite corporate power and authority to execute this Agreement and all other agreements and documents contemplated hereby to which it is party.  Subject to Parent Stockholder Approval, the execution and delivery of this Agreement and such other agreements and documents by Parent and the consummation by Parent of the transactions contemplated hereby have been duly authorized by Parent.  Subject to Parent Stockholder Approval, Parent has received the requisite approval by its stockholders to consummate the transactions contemplated hereby, and no other action on the part of Parent is necessary to authorize the transactions contemplated hereby except as contemplated by Section 4.2.  Subject to Parent Stockholder Approval, this Agreement has been duly executed and delivered by Parent and constitutes the valid and binding obligation of Parent, enforceable in accordance with its terms, except that (i) enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and (ii) the remedies of specific performance and injunctive relief are subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought.

2.4

Financial Statements and Related Matters.

(a)

Seller has previously furnished to Buyer (i) the audited balance sheet of Parent at June 30, 2010 and June 30, 2009, and the related statements of income and cash flows for the fiscal years then ended together with the report thereon by Montgomery Coscia Greilich L.L.P., and (ii) the internal balance sheet of Seller at October 31, 2010 and the related statements of income for the four (4) months then ended (the financial statements referenced in clauses (i) and (ii) are collectively referred to as the “Financial Statements”), copies of which are attached hereto as Schedule 2.4(a).  The Financial Statements are complete and accurate in all material respects and present fairly the financial position and results of operations of Seller as of the indicated dates and for the indicated periods, make full provision for all established, deferred or contingent liabilities to the extent required by GAAP and have been prepared in accordance with GAAP consistently applied; provided, however, the interim Financial Statements are subject to normal year-end adjustments and lack footnotes and other presentation items.

(b)

Except to the extent (and not in excess of the amounts) reflected in the balance sheet of Seller at October 31, 2010 (the “Recent Balance Sheet”) or as disclosed on Schedule 2.4(b), Seller does not have and is not aware of any liabilities or obligations of any nature, whether absolute, accrued, unmatured, contingent or otherwise, or any unsatisfied judgments or any unusual or extraordinary commitments of the type required to be disclosed in a balance sheet prepared in accordance with GAAP other than trade payables and accrued expenses incurred in the ordinary course of business since the date of the Recent Balance Sheet.

(c)

Since June 30, 2010, (i) the Business has been conducted only in the ordinary course consistent with past practice, and (ii) there has not been any change in the accounting methods, principles or practices of Seller.

(d)

The accounts receivable to be assigned hereunder represent valid and bona fide sales to third parties incurred in the ordinary course of business, subject to no known defenses, set-offs or counterclaims.  All such receivables are and will be collectible in full at their recorded amounts, subject to any reserves for doubtful accounts and sales allowances reflected in the Closing Balance Sheet.

(e)

The accounts receivable set forth on the Recent Balance Sheet and those accounts receivable accruing through the Closing Date represent valid and bona fide charges for services to third parties incurred in the ordinary course of business consistent with past practice, subject to no defenses, set-offs or counterclaims and are collectible in full at their recorded amounts in the ordinary course of business, subject to any reserves for doubtful accounts and sales allowances established therefor but not in excess of the amount of the reserve and sales allowances reflected in the applicable Recent Balance Sheet.

(f)

The inventories of Seller consist of items of a quality and quantity which are useable or saleable in the ordinary course of business.  All of the inventories have been maintained at adequate levels for the Business in normal course consistent with past practice and taking into account normal seasonality, no writedown of the value of such inventories has occurred or is required under GAAP (other than as reflected on the Financial Statements and the Recent Balance Sheet), and no additional amounts have been reserved with respect to such inventories.

(g)

Set forth on Schedule 2.4(g) is a list of Seller’s payables and accrued expenses as of October 31, 2010 that are subject to a payment plan, are past due by more than ninety (90) days or have otherwise been written off.

2.5

SEC Filings.  Since July 1, 2008, as of their respective dates or, if amended and publicly available prior to the date of this Agreement, as of the date of such amendment with respect to those disclosures that are amended, the forms and documents filed by Parent with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the financial statements and schedules provided therein or incorporated by reference therein, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Seller is not subject to the periodic reporting requirements of the Exchange Act or required to file any form, report or other document with the SEC, any stock exchange or any other comparable Governmental Authority.

2.6

No Violation.  Except for the consents, authorizations and approvals listed on Schedule 2.7 and required to be obtained at or prior to Closing, the execution, delivery and performance of this Agreement and the other agreements and documents contemplated hereby by Seller and the consummation of the transactions contemplated hereby will not (i) violate any provision of the articles of incorporation or bylaws of Seller; (ii) violate any law, rule, code, statute, regulation (including foreign, federal, state and local), standard or ordinance (collectively, “Laws”) or order, writ, judgment, injunction, decree, ruling or consent (collectively “Orders”) of any governmental, regulatory or administrative body, department, commission, board, bureau, agency or instrumentality, any court or judicial authority or any public, private or industry regulatory authority, in each case whether federal, state, local or foreign (collectively, “Governmental Authority”) by which Seller or any of its properties or assets are bound; or (iii) result in a violation or breach of, or constitute a default under, or result in the creation of any Lien upon, or create any rights of termination, cancellation or acceleration in any Person with respect to any Contract to which Seller is a party or any license, franchise, permit authorization or certificate of any Governmental Authority (collectively, “Permits”) of Seller, or any other Contract to which Seller is a party or by which any of its properties or assets are bound.

2.7

Consents.  Except as set forth on Schedule 2.7, no Order or filing, including without limitation any consent, approval or other authorization of any Governmental Authority or under any Material Contract (as defined in Section 2.12) to which Seller is a party or by which its assets are bound is required as a result of or in connection with the execution or delivery of this Agreement and the other agreements and documents to be executed by Seller or the consummation by Seller of the transactions contemplated hereby.

2.8

Tax Matters.  Except as set forth on Schedule 2.8 hereto,

(a)

Returns and Reports.  All Tax returns and reports required to be filed by or on behalf of Seller are true, correct and complete in all material respects, have been duly and timely filed in accordance with all applicable Laws or extensions of time within which to file such returns have been obtained, and the income, activities, operations and transactions of Seller have been properly included and correctly reflected thereon.

(b)

Payment.  (i) Seller has paid or, in case of Taxes not yet due, has made adequate provision on the Financial Statements for the payment of all Taxes for which Seller is or may become liable for payment; (ii) all Tax deficiencies assessed against Seller for which Seller may be directly or indirectly liable as a result of any examination of Tax returns of Seller have been paid, and (iii) Seller is not, as of the date hereof, the subject of any audit or other proceeding in respect of payment of Taxes for which Seller may be directly or indirectly liable and, to the Knowledge of Seller, no such proceeding has been threatened.

(c)

Extensions.  No agreements, waivers, or other arrangements exist providing for an extension of time or statutory periods of limitations with respect to payment by, or assessment against, Seller for any Tax for which Seller may be directly or indirectly liable and no written request for any such agreement, waiver or other arrangement has been made and is currently outstanding.

(d)

Proceedings.  No suits, actions, claims, or proceedings have been asserted or, to the Knowledge of Seller, have been threatened against Seller in respect of any Tax for which Seller may be directly or indirectly liable.

(e)

Tax Liens.  There are no Tax Liens as of the date hereof upon any of the assets of Seller, except for statutory Liens for Taxes not yet due or delinquent.

(f)

Withholding.  The amounts of Taxes withheld by or on behalf of Seller with respect to all compensation paid to employees, contractors, consultants or other persons for all periods ending on or before the date hereof have been proper and accurate in all material respects, and all deposits required with respect to compensation have been made in compliance in all material respects with the provisions of all applicable Tax laws.

(g)

Tax Sharing or Allocation Agreements.  B&B Roadway is not a party to or bound by any tax indemnity, tax sharing or tax allocation agreement.

(h)

Classification as a Partnership.  B&B Roadway is, and at all times since its formation has been, classified as a partnership for federal income tax purposes.  B&B Roadway has not made an election to be treated as an association taxable as a corporation for federal income tax purposes.

(i)

Claims in Other Jurisdictions.  No claim has ever been made by a Governmental Authority in a jurisdiction where Seller does not file Tax returns that it is or may be subject to taxation by that jurisdiction.

(j)

Transferee Liability.  Seller does not have any liability for the Taxes of any Person as a transferee or successor, by contract, or otherwise.

For purposes hereof, the terms “Tax” or “Taxes” include any federal, foreign, state, county, and local income, gross receipts, excise, import, property, franchise, ad valorem, license, sales or use tax or other withholding, social security, Medicare, unemployment compensation or other employment-related tax, or any other charge (including any Tax liability incurred or borne as a transferee or successor or by contract or otherwise), together with all deficiencies, penalties, additions, interest, assessments, and other governmental charges with respect thereto.

2.9

Assets and Properties.

(a)

Real Property.  Seller does not own, nor does Seller hold any options or contractual obligations to purchase or acquire, any interest in any real property.

(b)

Real Property Leases.  Set forth on Schedule 2.9(b) is a list of all leases and subleases under which Seller is lessee or sublessor or sublessee of any real property, together with all amendments, supplements, nondisturbance agreements, brokerage and commission agreements and other agreements pertaining thereto (“Real Property Leases”).  There are no Liens on Seller’s interest in the Real Property Leases, subject only to (i) Liens for taxes and assessments not yet due and payable, and other liens that are created by statute or except as provided in the Real Property Leases,  and (ii) those matters set forth on Schedule 2.9(b).  The Real Property Leases listed on Schedule 2.9(b) are in full force and effect and (x) constitute binding obligations of Seller, except that (i) enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and (ii) the remedies of specific performance and injunctive relief are subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought, and to the Knowledge of Seller, the other parties thereto, (y) there are no defaults thereunder by Seller, or to the Knowledge of Seller, the other party thereto, and (z) to the Knowledge of Seller, no event has occurred which with notice, lapse of time or both would constitute a default by Seller or by any other party thereto.  Seller has materially complied with and timely performed all conditions, covenants, undertakings and obligations on its part to be complied with or performed under each of the Real Property Leases.  Seller has paid all rents and other charges to the extent due and payable under the Real Property Leases.  To the Knowledge of Seller, there are no leases, subleases, licenses, concessions or any other contracts or agreements granting to any Person other than Seller any right to the possession, use, occupancy or enjoyment of any real property leased by Seller or any portion thereof.

(c)

Personal Property.  Attached hereto as Schedule 2.9(c) is a true and complete fixed asset listing for Seller.  Seller owns or leases all of its inventory, equipment and other personal property (both tangible and intangible) free and clear of any Lien, except for Permitted Liens or as set forth on Schedule 2.9(c).  Except for Permitted Liens, the Liens on Schedule 2.9(c) will be released at or prior to Closing.

(d)

Condition of Properties.  Except as set forth on Schedule 2.9(d), Seller’s equipment and other personal property (when taken as a whole, and not on an item by item basis) are usable in the ordinary course of business and conform in all material respects to all applicable Laws relating to their use and operation as they are currently used in the conduct of the Business.  The leasehold estates which are the subject of the Real Property Leases (the “Leased Properties”) and the tangible personal property owned or leased by Seller are in good operating condition and repair, ordinary wear and tear excepted; and Seller does not have Knowledge of any condition or defect of any leasehold estate that has materially affected the use or operation of any Leased Property or otherwise had a material adverse effect on the Business or the assets, operations, financial condition, results of operations of Seller and B&B Roadway, taken as a whole, other than as a result of (i) changes adversely affecting the United States economy (so long as Seller is not disproportionately affected thereby), or (ii) changes adversely affecting the industry in which Seller operates (so long as Seller is not disproportionately affected thereby) (a “Material Adverse Effect”).

(e)

Compliance.  Except for such violations as could not reasonably be expected to have a Material Adverse Effect, to the Knowledge of Seller the continued operation, use and occupancy of the Leased Properties as currently operated, used and occupied will not violate any zoning, building, health, flood control, fire or other law, ordinance, order or regulation, any restrictive covenant or other applicable Law.  Except as set forth on Schedule 2.9(e), to the Knowledge of Seller there are no violations of any Law affecting any portion of the Leased Properties or the Business and no written notice of any such violation has been issued by any Governmental Authority, except for such violations as could not reasonably be expected to have a Material Adverse Effect.

(f)

Sufficiency of Assets.  Except for Acquired Assets that will be sold or otherwise disposed of in the ordinary course of business prior to Closing, the Acquired Assets constitute all of the material assets, properties, licenses, rights, permits and contracts that are being used in and that are necessary for the operation of the Business as presently conducted.

2.10

Compliance with Laws.  Seller (i) is in compliance with all applicable Laws, except for such violations as could not reasonably be expected to have a Material Adverse Effect, and (ii) possesses all necessary Permits to conduct its business in the manner in which and in the jurisdictions and places where such business is now conducted, except for such Permits as could not reasonably be expected to have a Material Adverse Effect.  Set forth on Schedule 2.10 is a list of all material Permits and all applications pending before any Governmental Authority for the issuance of any Permits or the renewal thereof.  There are no other such Permits which are material to Seller or the Business, which Seller has not obtained or which in good industry practice Seller should hold for the conduct of the Business.  Seller is not in default, nor has it received any written notice of, nor is there, to the Knowledge of Seller, any claim or threatened claim of default, with respect to any such Permit.  No present or former director, officer, employee or shareholder of Seller, any Affiliates, or any other Person owns or has any proprietary, financial or other interest (direct or indirect) in any Permit which Seller owns, possesses, operates under or pursuant to or uses.

2.11

Environmental Laws and Regulations.

(a)

(i) Seller is in compliance with all applicable Environmental Requirements (as defined below) relating to the Business and the Leased Properties including, but not limited to, those relating to the use, storage, release, treatment, disposal, including any arrangement thereof, or transportation of any Materials of Environmental Concern (as defined below), except where noncompliance would not have a Material Adverse Effect; (ii) during the occupancy and operation of the Leased Properties by Seller, Seller has not released, leaked, discharged, spilled, disposed of or emitted any Materials of Environmental Concern in, on, or under the Leased Properties in a quantity or manner that violates, requires further investigation or remediation under, or imposes material liability under, Environmental Requirements; (iii) Seller does not use, treat, store, dispose or transport any Materials of Environmental Concern other than in the ordinary course of business and in compliance with all applicable Environmental Requirements, or as set forth on Schedule 2.11; (iv) there is no pending or, to the Knowledge of Seller, threatened litigation or administrative proceeding (whether civil, criminal or administrative) concerning the Business or the Leased Properties involving any Materials of Environmental Concern or Environmental Requirements; and (v) to the Knowledge of Seller, except as otherwise set forth on Schedule 2.11, there are no material quantities of friable ACM (as defined below) within the Leased Properties, and there are no above-ground or underground storage tank systems located at the Leased Properties.

(b)

Definitions.  The following terms shall have the following meanings:

“Environmental Requirements” means all laws, statutes, rules, regulations, ordinances, guidance documents, judgments, decrees, orders, agreements and other restrictions and requirements of any Governmental Authority  relating to the regulation of, imposing standards of conduct or liability regarding, or protection of, human health and safety (including, without limitation, employee health and safety), public welfare, natural resources, conservation, the environment, or the storage, treatment, disposal, transportation, handling, release, threatened release, or any aspect of management or use of Materials of Environmental Concern.

“Materials of Environmental Concern” means (i) any “hazardous substance” as defined in § 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time (42 U.S.C. §§ 9601 et seq.) (“CERCLA”) or any regulations promulgated thereunder; (ii) petroleum and petroleum by-products or fractions or constituents thereof; (iii) asbestos or asbestos-containing material (“ACM”); (iv) any chemical, waste, material or substance defined as, or included in the definition of, “hazardous substances,” “hazardous wastes,” “hazardous materials,” “contaminant,” “air contaminant,” “extremely hazardous wastes,” “restricted hazardous waste” or “toxic substances” or words of similar import under any applicable federal, state or local law or under the regulations adopted or publications promulgated pursuant thereto; or (v) any other chemical, waste, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority.

2.12

Material Contracts.  Schedule 2.12 sets forth a complete and accurate list, in each case whether written or unwritten, of all:

(a)

Contracts with respect to which Seller has any liability or obligation involving more than $25,000, contingent or otherwise, or which may extend for a term of more than one year after the Closing, excluding purchase and sale orders incurred in the ordinary course of business;

(b)

Contracts under which the amount payable by Seller is dependent on the revenue, income or other similar measure of Seller or any other Person;

(c)

Contracts with respect to any material property of Seller, including without limitation, licenses relating to Intellectual Property, service contracts and sales and supply contracts;

(d)

Contracts to which Seller is a party relating to indebtedness for borrowed money (including capital leases) or the guarantee of any indebtedness for borrowing money;

(e)

Contracts with officers, directors, stockholders or other Affiliates of Seller;

(f)

Contracts which place any material limitation on the method of conducting, or scope of, the Business;

(g)

employment, collective bargaining, severance, consulting, deferred compensation, benefit and similar plans or Contracts;

(h)

Contracts for the acquisition of all or any portion of any business entity;

(i)

Joint venture, partnership, manufacturer, development or supply agreement or other agreement which involves a sharing of revenues, profits, losses, costs or liabilities by Seller with any other Person;

(j)

Contracts involving fixed price terms, fixed volume arrangements or “most favored nation” arrangements, excluding purchase and sale agreements entered into in the ordinary course of business;

(k)

Management agreements that require Seller to make payments equal to more than $25,000 per annum;

(l)

Contracts relating to the licensing, distribution, development, purchase, sale or servicing of Seller’s products or services except in the ordinary course of business consistent with past practices;

(m)

Contracts with a third party providing for the granting of rights or licenses in or to patents, trademarks, service marks, trade names, copyrights or other Intellectual Property (other than commercial off-the-shelf software);

(n)

Material Contracts with any Governmental Authority; and

(o)

other Contracts, plans or arrangements of that are material to the business of Seller.

All the foregoing, including all amendments or modifications thereto, are referred to as “Material Contracts.”  Each Material Contract (or description) sets forth the entire agreement and understanding between Seller and the other parties thereto.  Each Material Contract is valid, binding and in full force and effect, and, to the Knowledge of Seller, there is no event or condition which has occurred or exists, which constitutes or which, with or without notice, the happening of any event and/or the passage of time, could constitute a default or breach under any such Material Contract by  Seller or any other party thereto, or could cause the acceleration of any obligation of any party thereto or give rise to any right of termination or cancellation thereof (a “Default”).

2.13

Litigation and Related Matters.

(a)

Set forth on Schedule 2.13 is a list of all judgments, decrees, actions, suits, proceedings, claims, complaints, injunctions, Orders, investigations or grievances before or by any Authority, at law or in equity, pending against Seller or Parent or, to the Knowledge of Seller, threatened against Seller, Parent or any property or rights of Seller, or to the Knowledge of Seller, pending or threatened against any present or former officer, director or employee of Seller in his or her capacity as such.  None of the actions, suits, proceedings, investigations or claims listed on Schedule 2.13 affects or could reasonably be expected, if adversely determined, affect the right or ability of Seller to carry on the Business substantially as now conducted or the ability of Seller to enter into this Agreement or any other agreement contemplated hereby or to consummate the Transaction.  Schedule 2.13 includes a description of all litigation claims, suits, actions and proceedings or, to the Knowledge of Seller, investigations involving Seller, or, to the Knowledge of Seller, any of its officers, directors, stockholders or key employees in connection with the Business during the period beginning June 30, 2008 through the date hereof.

(b)

To Seller’s Knowledge, no officer or director of Seller has been:  (i) subject to voluntary or involuntary petition under the federal bankruptcy laws or any state insolvency law or the appointment of a receiver, fiscal agent or similar officer by a court for his or her business or property or that of any partnership of which he or she was a general partner or any corporation or business association of which he or she was an executive officer; (ii) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or been otherwise accused of any act of moral turpitude; (iii) the subject of any order, judgment, or decree (not subsequently reversed, suspended or vacated) of any court of competent jurisdiction permanently or temporarily enjoining him or her from, or otherwise imposing limits or conditions on his or her ability to engage in any securities, investment advisory, banking, insurance or other type of business or acting as an officer or director of a public company; or (iv) found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission to have violated any federal or state commodities, securities or unfair trade practices law, which judgment or finding has not been subsequently reversed, suspended, or vacated.

2.14

Intellectual Property.

(a)

Schedule 2.14 lists (i) the licenses and similar agreements under which Seller is granted rights to the use, reproduction, distribution, manufacture, sale or licensing of items embodying the Intellectual Property or other proprietary rights of any third parties (“Third Party Intellectual Property”), (ii) licenses and similar agreements under which Seller has granted any exclusive rights of whatever nature to third parties of, to or under the Intellectual Property, (iii) domestic and foreign patents, (iv) Internet domain addresses registered by Seller, (v) registered trademarks, (vi) registered copyrights, and all pending applications, registrations, issuances, divisions, continuations, renewals, reissuances and extensions of any of the foregoing that Seller owns, or otherwise possesses adequate and enforceable licenses or other rights to use, or are used in the operation of the Business, which Schedule indicates (i) the application or registration date, application or registration number, expiration date, owner of record and jurisdiction, if applicable, (ii) the term and exclusivity of its rights with respect to the Intellectual Property and (ii) whether each item of Intellectual Property is owned or licensed by Seller, and if licensed, the licensor, license fees and any key provisions thereof.

(b)

The Intellectual Property is valid, enforceable and free of all claims, liens and encumbrances, and to Seller’s Knowledge constitutes all of the intellectual property necessary to operate the Business as it is currently conducted.

(c)

Seller owns or has the right to use the Intellectual Property, and the consummation of the transactions contemplated hereby will not result in the violation, loss or material impairment of any rights of Seller in the Intellectual Property.

(d)

Except as set forth on Schedule 2.14, to Seller’s Knowledge no Person is entitled to any royalty, fee and/or other payment or other consideration of whatever nature with respect to the Intellectual Property.

(e)

Each item constituting part of the Intellectual Property is in full compliance with all formal legal requirements and has been, to the extent indicated on Schedule 2.14, registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office or such other government entity, domestic or foreign, as is indicated on Schedule 2.14, and all such registrations, filings and issuances remain in full force and effect, and all fees and other charges with respect thereto are current.

(f)

Except as set forth on Schedule 2.14:  (i) there are no pending proceedings or adverse claims made or to Seller’s Knowledge threatened against Seller with respect to the Intellectual Property or Seller’s rights therein or use thereof, nor does Seller know of any valid grounds for any bona fide claims for such a claim; (ii) there has been no litigation commenced or to Seller’s Knowledge threatened against Seller within the past five (5) years with respect to the Intellectual Property or Seller’s rights therein or use thereof; (iii) to Seller’s Knowledge, the Intellectual Property and Seller’s use, license, sale or other distribution thereof does not and will not conflict with, infringe, violate, misappropriate or misuse any Third Party Intellectual Property; (iv) to the Knowledge of Seller, there is not and has not been any infringement, misappropriation or any other unauthorized use of the Intellectual Property by any third party; and (v) the Intellectual Property is not subject to any settlement agreements, consents, judgments, orders or forbearances to sue that limit or restrict in any manner the use or licensing thereof by Seller.

(g)

For purposes hereof, “Intellectual Property” shall mean the domestic and foreign patents, patent applications, patent licenses, software licenses in which Seller has a protectable interest and has accrued goodwill, trade names, trademarks, service marks, trademark registrations and applications, service mark registrations and applications, and copyright registrations and applications owned by Seller or used in the operation of the Business other than standard over-the-counter software products.

2.15

Employee Benefit Plans.

(a)

Since January 1, 2010, and except as set forth on Schedule 2.15, neither Seller nor any person (as defined in Section 3(9) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is or has been a member of any group of persons described in Section 414(b), (c), (m) or (o) of the Code, including Seller (“ERISA Affiliate”), maintains or contributes to, nor has it maintained or contributed to, any “employee pension benefit plans” as defined in Section 3(2) of ERISA, “employee welfare benefit plans” as defined in Section 3(l) of ERISA, or stock bonus, stock option, restricted stock, stock appreciation right, stock purchase, bonus, incentive, deferred compensation, severance, or vacation plans, or any other employee benefit plan, program, policy or arrangement maintained or contributed to by Seller or any of its ERISA Affiliates or to which Seller or any of its ERISA Affiliates, contributes or is obligated to make payments thereunder or otherwise may have any liability (collectively, the “Employee Benefit Plans”).

(b)

Except as set forth on Schedule 2.15, neither Seller nor any of its ERISA Affiliates have any liability (including any contingent liability under Section 4204 of ERISA) with respect to any multiemployer plan defined as such in Section 3(37) of ERISA to which contributions are or have been made by Seller or any of its ERISA Affiliates or as to which Seller or any of its ERISA Affiliates may have liability and that is covered by Title IV of ERISA (“Multiemployer Plan”) covering employees (or former employees) employed in the United States.  Neither Seller nor any ERISA Affiliate have incurred any liability or taken any action that could reasonably be expected to cause it to incur any liability (i) on account of a partial or complete withdrawal (within the meaning of Section 4205 and 4203 of ERISA, respectively) with respect to any Multiemployer Plan or (ii) on account of unpaid contributions to any such Multiemployer Plan.

(c)

All contributions required to be made to the Employee Benefit Plans by Seller, or any of its ERISA Affiliates, in accordance with the Employee Benefit Plans, have been timely made, and all contributions for any period ending on or before the Closing Date that are not yet due have been paid to each Employee Benefit Plan or accrued in accordance with the past custom and practice of Seller and its ERISA Affiliates.

(d)

Except as disclosed on Schedule 2.15 hereof, neither Seller nor any of its ERISA Affiliates maintain or contribute to, nor have they ever maintained or contributed to, any pension plan subject to Title IV of ERISA or Sections 412 of the Code or 302 of ERISA.

(e)

The Employee Benefit Plans intended to qualify under Section 401 of the Code have been determined by the Internal Revenue Service to be so qualified (or is a prototype plan that is entitled to rely on an opinion letter issued by the Internal Revenue Service to the prototype plan sponsor regarding qualification of the form of the prototype plan) and, to the Knowledge of Seller, no event has occurred and no condition exists with respect to the form or operation of such Employee Benefit Plans which would cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code.

(f)

There are (i) no investigations pending by any governmental entity involving the Employee Benefit Plans or, to the Knowledge of Seller, any Multiemployer Plan, and (ii) no pending or, to the Knowledge of Seller, threatened claims (other than routine claims for benefits), suits or proceedings against any Employee Benefit Plan, against the assets of any of the trusts under any Employee Benefit Plan or against any fiduciary of any Employee Benefit Plan with respect to the operation of such plan or asserting any rights or claims to benefits under any Employee Benefit Plan or against the assets of any trust under such plan.

(g)

Except as disclosed on Schedule 2.15 hereof, none of the “welfare benefit plans” as defined in Section 3(l) of ERISA maintained by Seller provide for continuing benefits or coverage for any participant or any beneficiary of a participant following termination of employment, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) or similar law, or except at the expense of the participant or the participant’s beneficiary.

(h)

Except as disclosed on Schedule 2.15 hereof, the consummation of the transactions contemplated hereby will not result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any benefits or compensation payable to or in respect of any individual and there is no amount payable to any person on account of the transactions except as otherwise provided herein. Seller is not obligated to make any payment or transfer, accelerate any payment or transfer, or otherwise provide any benefit that would constitute an “excess parachute payment” under Section 280G of the Code.

(i)

Schedule 2.15(i) contains a list of each Employee Benefit Plan that provides nonqualified deferred compensation and is subject to Section 409A of the Code, and each such Employee Benefit Plan has been operated in good faith compliance with Section 409A of the Code and the Internal Revenue Service guidance issued thereunder.

2.16

Employees; Employee Relations.

(a)

Schedule 2.16 sets forth (i) the name and current annual salary (or rate of pay) and other compensation (including, without limitation, normal bonus, profit-sharing and other compensation) now payable by Seller to each director, officer, employee, independent contractor or consultant of Seller, (ii) any increase to become effective after the date of this Agreement in the total compensation or rate of total compensation payable by Seller to each such person, (iii) all presently outstanding loans and advances (other than routine travel advances to be repaid or formally accounted for within sixty (60) days) made by Seller to, or made to Seller by, any director, officer, employee, independent contractor or consultant of Seller, (iv) all other transactions between Seller and any of its or Parent’s directors, officers or employees since January 1, 2010, resulting in aggregate payments to such person in excess of $10,000 during such period, (v) all accrued but unpaid vacation pay owing to any director, officer, employee, independent contractor or consultant of Seller which is not disclosed on the Recent Balance Sheet and (vi) any current employment or consulting agreements that Seller is a party to with any director, officer, employee, independent contractor or consultant.  Seller has properly classified individuals providing services to Seller as independent contractors or employees, as the case may be, and all such Persons have been treated in accordance with applicable laws for purposes of all Employee Benefit Plans and perquisites.  Except as set forth on Schedule 2.16, each employee of Seller is terminable at will, and there are no employment agreements, independent contractor agreements, severance agreements, change of control agreements, non-competition agreements or similar agreements between any of such employees and Seller or any Affiliates thereof.

(b)

Except as disclosed on Schedule 2.16, Seller is not a party to, nor bound by, the terms of any collective bargaining agreement, contract, letter of understanding (formal or informal) with any labor union or organization, and Seller has never experienced any material labor difficulties.  There are no and during the three (3) year period prior to the date hereof have not been any labor disputes, labor strikes, work stoppages or lockouts, or to the Knowledge of Seller, threatened involving, by way of example, strikes, work stoppages, slowdowns, picketing, or any other interference with work or production.  No grievance or other legal action arising out of any collective bargaining agreement or relationship exists, or to the Knowledge of Seller, is threatened.  No charges or proceedings before the National Labor Relations Board, or similar Governmental Authority, exist, or to the Knowledge of Seller, are threatened.

(c)

To Seller’s Knowledge, Seller’s relationship with its employees is good.  No legal proceedings, charges, complaints, or similar actions exist under any Laws affecting the employment relationship, and to the Knowledge of Seller, no proceedings, charges, or complaints are threatened under any such Laws.  Seller is not nor during the three (3) years prior to the date hereof has been, subject to any settlement or consent decree with any present or former employee, employee representative or any Governmental Authority relating to claims of discrimination or other claims in respect to employment practices and policies (including involving harassment, retaliation, or wage and hour violations, unfair labor practices or strikes, slowdowns, stoppages of work, or any other concerted interference with normal operations); no Governmental Authority has issued an Order with respect to the labor and employment practices (including practices relating to discrimination) of Seller.  Seller has not received written notice of the intent of any Governmental Authority responsible for the enforcement of labor or employment Laws to conduct an investigation with respect to or relating to Seller and, to Seller’s Knowledge, no such investigation is in progress.  Seller has complied in all material respects with all applicable Laws relating to Seller’s employment of its employees, including but not limited to, those relating to wages, hours, collective bargaining, unemployment insurance, workers’ compensation, discrimination and the withholding of payroll taxes.

(d)

Prior to the Closing, Seller has not engaged in any plant closing or employee layoff activities since the date of the Recent Balance Sheet that would violate or give rise to an obligation to provide any notice required pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended (the “WARN Act”), or any similar state or local plant closing or mass layoff statute, rule or regulation, and no layoffs that could require notice under such laws or regulations are currently contemplated or have been effected within the past six (6) months.  During the preceding 180 days, no employee of Seller has suffered an “employment loss” as defined in the WARN Act.  Seller is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses, severance, termination pay, consulting fees or other direct compensation or remuneration for any services performed therefor or amounts required to be reimbursed to such employees.  Seller is, and has been, in compliance in all material respects with the requirements of the Immigration Reform Control Act of 1986.  Seller does not have a policy, practice, plan or program of paying severance pay or any written form of severance compensation in connection with the termination of employment.  Seller has not received written notice of pending or threatened changes with respect to the employment status of (including resignation of) any officer or key employee or key supervisory personnel of such Person.

2.17

Insurance.  Schedule 2.17 contains a list of the policies and contracts (including insurer, named insured, type of coverage, limits of insurance, required deductibles or co-payments, annual premiums and expiration date) for fire, casualty, liability and other forms of insurance maintained by, or for the benefit of, Seller.  All such policies are in full force and effect and are adequate for the Business.  Seller has not received any notice of cancellation or non-renewal or of significant premium increases with respect to any such policy.  Except as disclosed on Schedule 2.17, no pending claims made by or on behalf of Seller under such policies have been denied or are being defended against third parties under a reservation of rights by an insurer of Seller.  Schedule 2.17 contains a list of claims paid by Seller’s insurance carriers on behalf of Seller during the three (3) year period prior to the date hereof.  No gaps in coverage have accrued with respect to the policies listed on Schedule 2.17 or any other policies retained by Seller.

2.18

Warranties.

(a)

Set forth on Schedule 2.18 is a complete list of all warranty claims made to Seller with respect to all products and goods sold, or services rendered, by Seller since June 30, 2008, including the costs related thereto.  Except as set forth on Schedule 2.18, all products and goods sold, and services rendered, by Seller have been in material conformity with all contractual commitments and all express and implied warranties.  Seller has not received any written or oral threat or claim with regard to its warranties.  No products or goods sold, or services provided, by Seller are subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions.  Seller has previously provided to Buyer copies of all applicable warranties.

(b)

All products manufactured by Seller were constructed in accordance with supplier guidelines which satisfy any warranty coverage guidelines. All installations by or on behalf of Seller with respect to products sold by Seller were done properly and in accordance with the respective manufacturer’s guidelines and specifications.  All applications and certifications necessary to obtain the benefit of manufacturers’ warranties were properly and timely completed and remain in full force and effect.  Seller has not taken any action that would nullify any manufacturer’s warranty.

2.19

No Illegal Payments, Etc.  Neither Seller nor any of its directors, officers, employees, agents or shareholders has (a) directly or indirectly given or agreed to give any illegal gift, contribution, payment or similar benefit to any supplier, customer, governmental official or employee or other person who was, is or may be in a position to help or hinder Seller (or assist in connection with any actual or proposed transaction) or made or agreed to make any illegal contribution, or reimbursed any illegal political gift or contribution made by any other person, to any candidate for federal, state, local or foreign public office (i) which might subject Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding or (ii) the non-continuation of which has had or might have, individually or in the aggregate, a Material Adverse Effect or (b) established or maintained any unrecorded fund or asset or made any false entries on any books or records for any purpose.

2.20

Absence of Certain Changes or Events.  Except as set forth on Schedule 2.20 or as otherwise contemplated by this Agreement, since July 1, 2010, there has not been with respect to Seller (a) any damage, destruction or casualty loss to the physical properties of Seller (whether or not covered by insurance) that could have a Material Adverse Effect; (b) any material adverse change in the business, operations, condition (financial or otherwise) or results of operations or prospects of Seller; (c) any entry into any transaction, commitment or agreement (including, without limitation, any borrowing) material to Seller, except transactions, commitments or agreements in the ordinary course of business consistent with past practice; (d) any increase which is material in the compensation payable or to become payable by Seller to its directors, officers, employees, independent contractors or agents or any increase in the rate or terms of any bonus, pension or other employee benefit plan, payment or arrangement made to, for or with any such directors, officers, employees, independent contractors or agents; (e) any sale, transfer or other disposition of, or the creation of any Lien upon, any part of the assets, tangible or intangible, of Seller except for sales of inventory and use of supplies and collections of accounts receivables in the ordinary course of business consistent with past practice; (f) any change in the relations of Seller with or loss of its customers or suppliers, of any loss of business or increase in the cost of inventory items or change in the terms offered to customers; (g) any cancellation or forgiveness of any debts or claims by Seller; (h) any capital expenditure (including any capital leases) or commitment therefor by Seller in excess of $5,000 in the aggregate; (i) any acceleration, termination, modification or cancellation of any Contract to which Seller is a party or by which it is bound; or (j) any delay or postponement of payment of accounts payable and other liabilities outside the ordinary course of business.

2.21

Interests in Other Persons.  Except as set forth on Schedule 2.21, no director, officer, shareholder, family member or Affiliate of Seller (i), possesses, directly or indirectly, any financial interest in, or is a director, officer, employee or Affiliate of, any corporation, firm, association or business organization which is a customer, supplier, franchisee, distributor, contractor, broker, lessor, lessee, sublessor, sublessee or competitor of or otherwise having a contractual relationship with Seller or (ii) is involved in any contract, commitment arrangement, understanding or agreement with Seller.  Ownership of securities of an entity that has a class of securities registered under the Securities Exchange Act of 1934, as amended, not in excess of one percent (1%) of any such class shall not be deemed to be a financial interest for purposes of this Section.

2.22

Customers and Suppliers.  Schedule 2.22 sets forth a complete and accurate list of (i) all material suppliers of Seller for whom Seller paid at least $25,000 in fiscal 2010, and (ii) each customer who accounted for 5% or more of Seller’s revenues in fiscal year 2010.  To the Knowledge of Seller, no such customer or supplier intends or has threatened (orally or in writing) to cease to do business with Seller following the consummation of the transactions contemplated hereby or intends to modify such relationship in a manner which is less favorable to Seller, and Seller has no Knowledge of facts that would be reasonably likely to result in such a termination or modification.  Seller has not experienced any difficulties in obtaining any inventory items necessary to the operation of the Business that has had an adverse effect on the Business or the operations or financial condition of Seller and, to the Knowledge of Seller, no such shortage of supply of inventory items is threatened or pending.  Except as set forth in Schedule 2.22, Seller is not required to provide any bonding or other financial security arrangements in any material amount in connection with any transactions with any of its suppliers.

2.23

Export Compliance.  Seller does not sell its products or services outside the United States.

2.24

Brokerage, Financial Advisor or Finder Fees.  Except as set forth in Schedule 2.24, no agent, advisor, broker, person or firm acting on behalf of Seller or Parent is, or will be, entitled to any commission or broker’s, advisor’s or finder’s fees from any of the parties hereto, or from any of their respective Affiliates in connection with any of the transactions contemplated hereby.

2.25

Accuracy of Information.  All written information furnished to Buyer by or on behalf of Seller or Parent with respect to the transactions contemplated hereby is or when furnished will be true, correct and complete in all material respects (excluding any financial projections, and predictions or other estimates of future events).  Such information states, or when furnished will state, all material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements are made, not misleading.

2.26

Availability of Documents.  Seller has made available for inspection by Buyer and its representatives true, correct, and complete copies of the articles of incorporation, bylaws and other organizational documents of Seller, all written agreements, arrangements, commitments, and documents referred to in the Schedules attached hereto, and the minute books of Seller.  Such minute books contain the minutes of all of the meetings of directors and any committees of Seller that have been held preceding the date hereof and all written consents to action executed in lieu thereof.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller as follows:

3.1

Organization and Authorization.  Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware with all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.  Buyer has full power, capacity and authority to execute and deliver this Agreement and all other agreements and documents contemplated hereby.  The execution and delivery of this Agreement and such other agreements and documents by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by Buyer and no other action on the part of Buyer is necessary to authorize the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Buyer and constitute the valid and binding obligation of Buyer, enforceable in accordance with its terms except that (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and (b) the remedies of specific performance and injunctive relief are subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought.

3.2

No Violation.  The execution and delivery of this Agreement and the other agreements and documents contemplated hereby by Buyer and the consummation of the transactions contemplated hereby will not (a) violate any provision of the certificate of formation or operating agreement of Buyer, (b) violate any Laws or Orders of any Governmental Authority by which Buyer or its properties or assets are bound, or (c) result in a violation or breach of, or constitute a default under or result in the creation of any encumbrance upon, or create any rights of termination, cancellation or acceleration in any Person with respect to any Contract to which Buyer is a party or any of its properties or assets is bound.

3.3

Consents.  Except for those consents from Buyer’s lenders, no consent, Order, approval or other authorization of any Governmental Authority or third party is required as a result of or in connection with the execution and delivery of this Agreement and the other agreements and documents to be executed by Buyer or the consummation by Buyer of the transactions contemplated hereby.

3.4

Brokerage, Financial Advisor or Finder Fees.  No agent, advisor, broker, person or firm acting on behalf of Buyer is, or will be, entitled to any commission or broker’s, advisor’s or finder’s fees from any of the parties hereto, or from any of their respective Affiliates in connection with any of the transactions contemplated hereby other than a fee payable to Strait Lane Capital Partners, LLC (“SLCP”) and a fee payable to CCA Partners, LLC.

3.5

Non-Reliance.  Buyer acknowledges that Parent and Seller have not made, and are not making, any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article II, and that Buyer is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article II.

ARTICLE IV
COVENANTS OF THE PARTIES

4.1

Conduct of the Business Pending the Closing.

(a)

Except as otherwise expressly provided by this Agreement or with the prior written consent of Buyer, between the date hereof and the Closing, Seller shall and Parent shall cause Seller to:

(i)

conduct the Business only in the ordinary course of business;

(ii)

use its commercially reasonable efforts to (A) preserve the present business operations, organization (including officers and employees) and goodwill of Seller and (B) preserve the present relationships with persons having business dealings with Seller (including customers and suppliers);

(iii)

except for the sales of assets in the ordinary course of Seller’s business, maintain (A) all of the assets and properties of, or used by, Seller in their current condition, ordinary wear and tear excepted, and (B) insurance upon all of the assets and properties of Seller in such amounts and of such kinds comparable to that in effect on the date of this Agreement;

(iv)

(A) maintain the books, accounts and records of Seller in the ordinary course of business, (B) continue to collect accounts receivable and pay accounts payable utilizing normal procedures and without discounting or accelerating payment of such accounts, and (C) comply with all contractual and other obligations of Seller;

(v)

comply with the capital expenditure plan of Seller for the current fiscal year, including making such capital expenditures in the amounts and at the times set forth in such plan;

(vi)

comply in all material respects with all applicable Laws;

(vii)

pay all maintenance and similar fees and take all other appropriate actions as necessary to prevent the abandonment, loss or impairment of all Intellectual Property; and

(viii)

cause B&B Roadway to comply with the covenants in clauses (i) through (vii) with reference to B&B Roadway.

(b)

Without limiting the generality of the foregoing, except as otherwise expressly provided by this Agreement or with the prior written consent of Buyer, Seller shall not and Parent shall not permit Seller to:

(i)

(A) increase the salary or other compensation of any director or employee of Seller, (B) grant any unusual or extraordinary bonus, benefit or other direct or indirect compensation to any employee or director, (C) increase the coverage or benefits available under any (or create any new) severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other Employee Benefit Plan or arrangement made to, for, or with any of the directors, officers, employees, agents or representatives of Seller or otherwise modify or amend or terminate any such plan or arrangement or (D) enter into any employment, deferred compensation, severance, special pay, consulting, non-competition or similar agreement or arrangement with any directors or officers of Seller (or amend any such agreement);

(ii)

make, change or revoke any material Tax election, settle or compromise any material Tax claim or liability or enter into a settlement or compromise, or change (or make a request to any taxing authority to change) any material aspect of its method of accounting for Tax purposes,

(iii)

subject to any Lien or otherwise encumber or, except for Permitted Liens, permit, allow or suffer to be encumbered, any of the properties or assets (whether tangible or intangible) of Seller or its subsidiaries;

(iv)

acquire any material properties or assets or sell, assign, license, transfer, convey, lease or otherwise dispose of any of the Acquired Assets (except for fair consideration in the ordinary course of business);

(v)

enter into or agree to enter into any merger or consolidation with, any corporation or other entity, and not engage in any new business or invest in, make a loan, advance or capital contribution to, or otherwise acquire the securities of any other person;

(vi)

cancel or compromise any debt or claim or waive or release any material right of Seller except in the ordinary course of business;

(vii)

enter into any commitment for capital expenditures in excess of $5,000 for any individual commitment and $10,000 for all commitments in the aggregate;

(viii)

enter into, modify or terminate any labor or collective bargaining agreement or, through negotiation or otherwise, make any commitment or incur any liability to any labor organization with respect to any employee;

(ix)

introduce any material change with respect to the operation of the Business, including any material change in the types, nature, composition or quality of products or services, or, other than in the ordinary course of business, make any change in product specifications or prices or terms of distributions of such products;

(x)

enter into any transaction or enter into, modify or renew any Contract which by reason of its size or otherwise is not in the ordinary course of business;

(xi)

enter into any Contract, understanding or commitment that restrains, restricts, limits or impedes the ability of the Business, or the ability of Buyer, to compete with or conduct any business or line of business in any geographic area or solicit the employment of any persons;

(xii)

terminate, amend, restate, supplement or waive any rights under any (A) Assumed Contract or Real Property Lease (or enter into a new lease) or (B) Permit;

(xiii)

settle or compromise any pending or threatened legal proceeding or any claim or claims for, or that would result in a loss of revenue of, an amount that could, individually or in the aggregate, reasonably be expected to be greater than $5,000;

(xiv)

change or modify its credit, collection or payment policies, procedures or practices, including acceleration of collections or receivables (whether or not past due) or fail to pay or delay payment of payables or other liabilities; or

(xv)

agree to do anything (A) prohibited by this Section 4.1, (B) which would make any of the representations and warranties of Seller in this Agreement untrue or incorrect in any material respect or could result in any of the conditions to the Closing not being satisfied or (C) that would be reasonably expected to have a Material Adverse Effect.

4.2

Information Statement.  As promptly as practicable after the date of this Agreement, Parent shall file an information statement (the “Information Statement”) with the U.S. Securities and Exchange Commission describing the transactions contemplated by this Agreement and, Parent shall file, as necessary, any other statement or schedules relating to this Agreement and the transactions contemplated hereby.  Additionally, Parent shall, as promptly as practicable after filing with the U.S. Securities and Exchange Commission, cause the Information Statement to be distributed to its stockholders.

4.3

Monthly Financial Statements.  As soon as reasonably practicable, but in no event later than thirty (30) days after the end of each calendar month during the period from the date hereof to the Closing, Seller shall provide Buyer with (i) unaudited monthly financial statements and (ii) operating or management reports (such reports to be in the form prepared by Seller in the ordinary course of business) of Seller for such preceding month.  As soon as reasonably practicable, but in no event later than thirty (30) days after the end of each calendar month, during the period from the date hereof to the Closing, Seller shall provide Buyer with (i) unaudited monthly financial statements and (ii) operating or management reports (such reports to be in the form prepared by Seller and Parent in the ordinary course of business) for which financial statements are prepared (to the extent the same are prepared in the ordinary course of business) for such preceding month.

4.4

Notification of Certain Matters.  Seller shall give notice to Buyer, and Buyer shall give notice to Seller, as promptly as reasonably practicable upon becoming aware of (a) any fact, change, condition, circumstance, event, occurrence or non-occurrence that has caused or is reasonably likely to cause any representation or warranty in this Agreement made by it to be untrue or inaccurate in any respect at any time after the date hereof and prior to the Closing, (b) any material failure on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder or (c) the institution of or the threat of institution of any legal proceeding against Seller, Parent or B&B Roadway related to this Agreement or the transactions contemplated hereby (each, a “Post-Signing Event”).  If any Post-Signing Event requires any change in any schedule to this Agreement (including adding new schedules as necessary) (the “Schedules”), or if any such event, condition, fact or circumstance would require such a change assuming the respective Schedule was dated as of the date of the Post-Signing Event, then Seller shall promptly deliver to Buyer an update to the Schedule specifying such change.  Buyer, at Buyer’s sole option, shall either accept or reject such Schedule update.  No such update shall be taken into account in determining whether the conditions to Buyer’s obligation to consummate the transactions contemplated by this Agreement in Section 5.2(a) have been satisfied.  However, all such updates shall be taken into account for the purposes of rights to indemnity under Section 6.1 in that if Buyer elects to close the transaction contemplated by this Agreement despite such update, then Buyer waives all rights to indemnification under Section 6.1 with respect to such update.

4.5

No Solicitation.  Except with respect to Buyer and its Affiliates, after the date hereof and until Closing or termination of this Agreement pursuant to Section 8.1, Parent shall not, and Parent shall cause Seller and its officers, directors, employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by any of them) not to (a) initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to a merger, consolidation, sale of stock or similar transaction involving, or any purchase of all or substantially all of the assets (other than in the ordinary course of business) of, or any equity interest in, Seller or Parent (an “Acquisition Transaction”), or (b) engage in any negotiations concerning, or provide to any other person any information or data relating to Parent or Seller for the purposes of or have any discussions with any person relating to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage any effort or attempt by any other person to seek or effect, an Acquisition Transaction.  Parent shall promptly advise Buyer of, and communicate to Buyer the terms of, any such inquiry or proposal Parent or Seller may receive or of which they become aware (an “Acquisition Proposal”).

4.6

Fiduciary Out.  Notwithstanding anything in Article IV to the contrary, if Parent receives an unsolicited Acquisition Proposal that the Board of Directors of Parent (the “Parent Board”) concludes in good faith, after consultation with outside counsel and its financial advisors, constitutes (or could be reasonably expected to constitute) a Superior Proposal (as defined below) after giving effect to all of the adjustments to the terms of this Agreement which may be offered by Buyer including pursuant to Section 4.6(b) below, the Parent Board may, at any time prior to the Closing Date, if it determines in good faith, after consultation with outside counsel, that such action is required to comply with its fiduciary duties to the stockholders of Parent under applicable Law, (w) engage in negotiations with such third party, and supply such third party with information on Parent, (x) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to Buyer, its approval of this Agreement (a “Change of Board Recommendation”), (y) approve or recommend such Superior Proposal, and/or (z) terminate this Agreement to enter into a definitive agreement with respect to such Superior Proposal; provided, however, that Parent shall not terminate this Agreement pursuant to the foregoing clause (z), and any purported termination pursuant to the foregoing clause (z) shall be void and of no force or effect, unless in advance of or concurrently with such termination Parent pays the fee described in Section 8.5, by wire transfer; and provided, further, that the Parent Board may not withdraw, modify or amend its approval of this Agreement in a manner adverse to Buyer pursuant to the foregoing clause (x), approve or recommend such Superior Proposal pursuant to the foregoing clause (y) or terminate this Agreement pursuant to the foregoing clause (z) unless (A) such Superior Proposal did not result from a breach by Parent or Seller of Section 4.5 and (B):

(a)

Parent shall have provided prior written notice to Buyer, at least ten (10) days in advance (the “Notice Period”), of its taking any action contemplated by this Section 4.6 with respect to such Superior Proposal, which notice shall specify the material terms and conditions of any such Superior Proposal (including the identity of the party making such Superior Proposal), and shall have contemporaneously provided a copy of the relevant proposed transaction agreements with the party making such Superior Proposal and other material documents, including the then current form of the definitive agreement with respect to such Superior Proposal (the “Alternative Acquisition Agreement”); and

(b)

prior to effecting such Change of Board Recommendation, approving or recommending such Superior Proposal or terminating this Agreement to enter into a proposed definitive agreement with respect to such Superior Proposal, for a period of ten (10) days Parent shall provide Buyer the opportunity to submit an amended written proposal or to make a new written proposal to the Parent Board, during the Notice Period and negotiate with Buyer in good faith (to the extent Buyer desires to negotiate) during the Notice Period to make such adjustments in the terms and conditions of this Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal.

As used in this Section 4.6, “Superior Proposal” means any bona fide Acquisition Proposal made in writing (x) that includes consideration that the Parent Board in good faith determines is greater than the Total Consideration and otherwise is on terms that the Parent Board has determined in its good faith judgment (after consultation with its financial advisors and outside counsel and after taking into account all legal, financial (including the financing terms of such proposal), regulatory and other aspects of the proposal) are more favorable to Parent’s stockholders from a financial point of view than this Agreement, and (y) with respect to which the Parent Board has determined in good faith (after consultation with its financial advisors and outside counsel and after taking into account all legal, financial (including the financing terms of such proposal), regulatory and other aspects of the proposal) is reasonably likely to be consummated (if accepted).

4.7

Records Pertaining to Seller.  At the Closing, Seller shall deliver or cause to be delivered to Buyer copies of the Records in the possession of Seller or Parent.

4.8

Employment Matters.

(a)

Buyer agrees to offer employment effective immediately after the Closing Date to all employees of Seller, other than any persons not actively involved in the Business or employees identified by Buyer (in its sole discretion) on a written list provided to Seller at least two (2) business days prior to the Closing (the “Excluded Employees”).  The employment offers made by Buyer will take the form of a written offer letter requiring employee responses, and any employee accepting such offer will be required to acknowledge his or her voluntary resignation from Seller as of the Closing Date.  Nothing in this Section 4.8 shall be construed to provide a guarantee of continued employment to any of the Seller’s employees who become employed by Buyer, and Buyer reserves the right to amend, modify, or terminate any employee benefit plans from time to time in its sole discretion.

(b)

Subject to acceptance of employment with Buyer, all employees (other than Excluded Employees) shall cease to be employees of Seller effective on the date they commence employment with Buyer.  With respect to employees of Seller who accept employment with Buyer, promptly following their commencement of employment with Buyer Seller will pay each such person all accrued wage, salary, commission, bonus and other employee compensation payments for all periods prior to the Closing Date to which such person is entitled.  In addition, Seller will pay or provide for all other employee benefits maintained by Seller for all periods prior to the Closing Date other than vacation accruals, which shall be assumed by Buyer (and reflected on the Closing Balance Sheet), all in accordance with applicable Law.

(c)

Seller shall be responsible for payment of any severance amounts to which any Excluded Employee is entitled under Seller’s severance pay plan in effect on the Closing Date.

(d)

Buyer and the buying group (as defined in Treasury Regulation Section 54.4980B-9, Q&A-3(b)) of which it is a part (the "Buying Group") shall be solely responsible for providing continuation coverage (and giving any required notices related thereto) pursuant to (i) Section 4980B(f) of the Code, Part 6 of Subtitle B of Title I of ERISA and similar state law to those individuals who are M&A qualified beneficiaries (as defined in Treasury Regulation Section 54.4980B-9, Q&A-4(a)) with respect to the transactions contemplated by this Agreement (collectively, the "M&A Qualified Beneficiaries"), and (ii) Title III of the American Recovery and Reinvestment Act of 2009 (as amended and extended), including all guidance promulgated thereunder, to the extent applicable with respect to the M&A Qualified Beneficiaries.  With respect to each Employee Benefit Plan that is a group health plan, Seller shall provide to Buyer prior to the Closing Date a list of the names and contact information for each individual who: (i) is currently receiving continuation coverage, (ii) is eligible to receive continuation coverage and with respect to whom the election period (as defined in Section 4980B(f)(5) of the Code) has not expired, or (iii) will otherwise be an M&A Qualified Beneficiary in connection with the transactions contemplated by this Agreement.

4.9

Consents.  Seller shall use its commercially reasonable efforts to obtain at the earliest practicable date all consents, waivers, approvals and notices are required to consummate, or in connection with, the transactions contemplated by this Agreement, including the consents, waivers, approvals and notices referred to in Section 2.7 hereof.  All such consents, waivers, approvals and notices shall be in writing and in form and substance satisfactory to Buyer, and executed counterparts of such consents, waivers and approvals shall be delivered to Buyer promptly after receipt thereof, and copies of such notices shall be delivered to Buyer promptly after the making thereof.  Notwithstanding anything to the contrary in this Agreement, neither Buyer nor any of its Affiliates shall be required to pay any amounts in connection with obtaining any consent, waiver or approval.

4.10

Further Assurances.  Each of Seller and Buyer shall use its commercially reasonable efforts to (i) take, or cause to be taken, all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

4.11

Public Announcements.  Other than as contemplated herein, no party shall make any press release or public announcement with respect to the transactions contemplated by this Agreement without the prior written consent of the other party hereto, other than as required by Law.

4.12

Change of Name.  Immediately subsequent to Closing, Seller shall change its name to something that is dissimilar to its existing name and shall amend its organizational documents to reflect such change.

4.13

Rights of Endorsement.  From and after the Closing, Buyer shall have the right and authority to collect all receivables and other items transferred and assigned to it by Seller hereunder and to endorse with the name of Seller any checks received on account of such receivables or other items, and Seller agrees that it will transfer or deliver promptly to Buyer from time to time, any cash or other property that Seller may receive with respect to any of the Acquired Assets.

4.14

Assignment of Uncollected A/R.  After taking into account any reserves for bad debt and any sales allowances, to the extent any Acquired Receivable or any receivable of B&B Roadway that accrued as of or prior to the Closing Date remains outstanding as of the Cut-Off Date (as defined below) (the “Uncollected A/R”), Buyer shall assign or shall cause B&B Roadway to assign to Seller as of the Cut-off Date any such Uncollected A/R (but in the case of a B&B Roadway receivable, only 65% of such Uncollected A/R shall be assigned) (such assignment to be without any representations, warranties or recourse by or against Buyer), Seller shall thereafter have all rights and interest to any collections on the Uncollected A/R, and Seller shall concurrently pay to Buyer an amount equal to the balance of such Uncollected A/R.  To the extent Buyer receives payments on the Uncollected A/R after the Cut-off Date, it shall turn over such amounts to Seller.  If more than one invoice is outstanding for any customer of the Business, Buyer covenants and agrees that Buyer shall not agree to any credits, allowances, discounts or similar concessions with respect to such accounts receivable, nor shall Buyer waive, reduce or otherwise modify the payment amounts, due date or other terms with respect to such accounts receivable, without the express prior written consent of Seller.  For purposes of this Section, “Cut-Off Date” shall mean the date that is one hundred twenty (120) days following the Closing Date.

4.15

Confidentiality.  Prior to Closing, all confidential and proprietary information provided by Seller or Parent to Buyer or SLCP (the “Receiving Parties”) or their Representatives (as defined below), will be kept in strict confidence by the Receiving Parties and their respective Representatives, and will only be used by them for the purposes contemplated by this Agreement.  The Receiving Parties may disclose information to their Representatives for the sole purpose of evaluating the transactions contemplated in this Agreement, so long as the Representatives agree to keep such information confidential.  The Receiving Parties shall be responsible for any breach of this Agreement by any of the Representatives.  If this Agreement is terminated, all documents or other media containing such information will be promptly returned to the appropriate party or, if the material is integrated with other information of the other party, destroyed; provided, that if a Receiving Party elects to destroy such information, it shall promptly certify in writing to the disclosing party that it has destroyed all such information in accordance with this Agreement.  Notwithstanding the foregoing, counsel to the Receiving Parties shall be entitled to retain a copy of all confidential materials for the purpose of defending any claim of non-compliance of this provision by the Receiving Parties, and any such retained confidential materials shall remain subject to this Section 4.15.  As used herein, “Representatives” shall mean, with respect to the Receiving Parties, any officer, director, stockholder, member, partner, attorney, accountant, tax advisor, agent, investment banker, lender, employee or other representative of such party.  This provision will survive termination of this Agreement.

4.16

Meeting of Parent Stockholders.  Parent shall, in accordance with its certificate of incorporation and bylaws and with applicable Law, promptly and duly call, give notice of, convene and hold, as soon as reasonably practicable following the filing of the Information Statement for the purposes of voting upon the approval of this Agreement and the consummation of the transactions contemplated hereby, a special meeting of its stockholders for the sole purpose of considering and taking action upon this Agreement (the “Parent Special Meeting”).  Parent’s board of directors shall declare that this Agreement and the Transaction are advisable and in the best interests of Parent and Seller and recommend that the Transaction and this Agreement be approved by Parent’s stockholders; provided that Parent’s board of directors may withdraw, modify or change such recommendation pursuant to Section 4.6 hereof.

4.17

Voting Agreement.  Concurrently with the execution of this Agreement, and as a condition and inducement to Buyer’s willingness to enter into this Agreement, Buyer, Parent, RENN Universal Growth Investment Trust PLC, Renn Global Entrepreneurs Fund, Inc. and RENN Capital Group, Inc. shall enter into a voting agreement, in the form attached hereto as Exhibit F (the “Voting Agreement”), pursuant to which such parties agree, among other things to vote all shares held by them in favor of the Transaction and approval of this Agreement.

4.18

Pre-Closing Period Tax Returns.  The Tax returns of B&B Roadway for all Tax periods ending on or before the Closing Date shall be prepared by Seller.  For this purpose, Buyer and Seller acknowledge that Buyer intends to merge or liquidate B&B Roadway into Buyer on the Closing Date.  After such returns are prepared but prior to filing, they shall be submitted to Buyer for approval, which approval shall not be unreasonably withheld or delayed.  Seller shall bear the cost of preparing and filing such returns.

4.19

Good Standings.  Prior to Closing, Seller shall take all necessary action to cause itself to be in good standing in the jurisdictions listed in Schedule 2.1.

ARTICLE V
CLOSING

5.1

Closing.  Unless terminated in accordance with Section VIII, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at 10:00 a.m. (local time) on a day agreed to by the parties (the “Closing Date”) after satisfaction or (to the extent permitted by applicable Law) waiver by the applicable party of the conditions set forth in this Section V occurs (other than any such conditions which by their nature cannot be satisfied until the Closing Date which shall be required to be so satisfied or (to the extent permitted by applicable Law) waived in the Closing Date), at the offices of Locke Lord Bissell & Liddell LLP, 2200 Ross Ave., Suite 2200, Dallas, Texas, 75201 unless another time, date or place is agreed to in writing by the parties hereto (such date upon which the Closing occurs, the “Closing Date”).  The Closing shall be effective as of 11:59 p.m. Central time on the Closing Date (the “Effective Time”).

5.2

Conditions to Buyer’s Obligations.  The obligation of Buyer to effect the Closing shall be subject to the satisfaction of each of the following conditions at or prior to the Closing:

(a)

Representations and Warranties.  The representations and warranties of each of Seller and Parent set forth in this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Seller.

(b)

Performance of Obligations.  Each of Seller and Parent shall have performed or complied with in all material respects each of its obligations under this Agreement required to be performed or complied with by it on or prior to the Closing Date pursuant to the terms of this Agreement.

(c)

Legal Proceedings.  No Legal Proceedings shall have been instituted or threatened or claim or demand made against Seller or Parent seeking to restrain or prohibit, or to obtain substantial damages with respect to, the consummation of the transactions contemplated hereby, and there shall not be in effect any Order by a Governmental Authority of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby.

(d)

Certificates.

(i)

Officer Certificate of Seller.  Seller shall have delivered to Buyer (i) certificates of the appropriate Governmental Authorities, dated as of a date not more than fifteen (15) days prior to the Closing Date, attesting to the existence and good standing of Seller in the States of Delaware, Texas, Virginia, Louisiana and Alabama and in any other jurisdiction where it is qualified or licensed as a foreign corporation; (ii) certificates of the appropriate Governmental Authorities, dated as of a date not more than fifteen (15) days prior to the Closing Date, attesting to the existence and good standing of B&B Roadway in the States of Texas and Alabama and in any other jurisdiction where B&B Roadway is qualified or licensed as a foreign corporation (iii) a copy, certified by the Secretary of State of Delaware as of a date not more than fifteen (15) days prior to the Closing Date, of the organizational documents and all amendments thereto of Seller; (iv) a copy certified by the Secretary of Seller, dated the Closing Date, of the bylaws of Seller; and (v) a certificate, dated the Closing Date, of the Secretary of Seller, relating to the incumbency and corporate proceedings in connection with the consummation of the transactions contemplated hereby.

(ii)

Officer Certificate of Parent.  Parent shall have delivered to Buyer a certificate, dated the Closing Date, of the Secretary of Parent, relating to the incumbency and corporate proceedings in connection with the consummation of the transactions contemplated hereby.

(iii)

Closing Certificate of Seller.  Buyer shall have received certificates signed by each of the Chief Executive Officer and Chief Financial Officer of Seller, each in form and substance reasonably satisfactory to Buyer, dated the Closing Date, to the effect that each of the conditions specified above in Sections 5.2(a)-(c) have been satisfied in all respects.

(iv)

Closing Certificate of Parent.  Buyer shall have received certificates signed by each of the Chief Executive Officer and Chief Financial Officer of Parent, each in form and substance reasonably satisfactory to Buyer, dated the Closing Date, to the effect that each of the conditions specified above in Sections 5.2(a)-(c) have been satisfied in all respects.

(e)

Consents and Approvals.  Seller shall have obtained and delivered to Buyer copies of all consents listed on or required to be listed on Schedule 2.7, and no such consents shall have been withdrawn or suspended.

(f)

Employment Agreement.  Paul Matthews shall have executed and delivered to Buyer an employment agreement the form of Exhibit C hereto.

(g)

Escrow Agreement.  Seller shall have executed and delivered to Buyer an escrow agreement in the form of Exhibit D hereto (the “Escrow Agreement”).

(h)

Bill of Sale and Assignments.  Seller shall have executed and delivered to Buyer a bill of sale, trademark assignments and such other instruments of conveyance with respect to the Acquired Assets as Buyer requests.

(i)

CLE Transaction.  Buyer shall have entered into an agreement with CLE whereby, concurrently with the Closing, Buyer shall purchase from CLE certain assets and assume certain liabilities of CLE.

(j)

Subordination Agreement.  Parent and Seller shall have executed and delivered to Buyer’s lenders a subordination agreement with respect to the Note in form and substance satisfactory to such lenders.

(k)

Parent Investment in Holdings.  Parent shall have made an equity investment in B&B Roadway Holdings, LLC, a Delaware limited liability company (“Holdings”) in the amount of $450,000, such investment to be on the same terms and conditions as SLCP’s equity investment in Holdings (the “Holdings Equity”), and Parent shall have executed all documents reasonably required by Holdings in connection with such investment (the “Equity Investment Documents”).

(l)

Non-Competition Agreements.  Each of Russell Cleveland and Brooks Sherman shall have executed and delivered to Buyer a non-competition agreement the form of Exhibit E hereto.

(m)

Parent Special Meeting.   At the Parent Special Meeting, the stockholders of Parent shall have approved this Agreement and the transactions contemplated hereby, all in accordance with the organizational documents of Parent, the rules and regulations of the U.S. Securities and Exchange Commission, and Delaware law.

5.3

Conditions to Obligations of Seller.  The obligation of Seller to effect the Closing shall be subject to the satisfaction of each of the following conditions at or prior to the Closing:

(a)

Representations and Warranties.  The representations and warranties of Buyer set forth in this Agreement shall be true and correct at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date).

(b)

Performance of Obligations.  Buyer shall have performed or complied with in all material respects each of its obligations under this Agreement required to be performed or complied with by it on or prior to the Closing Date pursuant to the terms of this Agreement.

(c)

Legal Proceedings.  No Legal Proceedings shall have been instituted or threatened or claim or demand made against Buyer, Seller or Parent seeking to restrain or prohibit, or to obtain substantial damages with respect to, the consummation of the transactions contemplated hereby, and there shall not be in effect any Order by a Governmental Authority of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby.

(d)

Consents and Approvals.  All material authorizations, consents, approvals, waivers and releases, if any, necessary for Buyer to consummate the transactions contemplated hereby shall have been obtained.

(e)

Certificates.

(i)

Certificate of Buyer.  Buyer shall have delivered to Seller: (i) a certificate of the appropriate governmental authority, dated as of a date not more than fifteen (15) days prior to the Closing Date, attesting to the existence and good standing of Buyer in the state of its organization; (ii) a copy, certified by the Secretary of State of Delaware as of a date not more than fifteen (15) days prior to the Closing Date of the certificate of formation of Buyer; (iii) a copy certified by an officer or manager of the sole member of Buyer, dated the Closing Date, of the operating agreement of Buyer; and (iv) a certificate, dated the Closing Date, of an officer or manager of the sole member of Buyer relating to the incumbency and company proceedings in connection with the consummation of the transactions contemplated hereby.

(ii)

Certificate of Holdings.  Holdings shall have delivered to Parent: (i) a certificate of the appropriate governmental authority, dated as of a date not more than fifteen (15) days prior to the Closing Date, attesting to the existence and good standing of Holdings in the state of its organization; (ii) a copy, certified by the Secretary of State of Delaware as of a date not more than fifteen (15) days prior to the Closing Date of the certificate of formation of Holdings; (iii) a copy certified by the Manager of Holdings, dated the Closing Date, of the operating agreement of Holdings; and (iv) a certificate, dated the Closing Date, of the Manager of Holdings relating to the incumbency and company proceedings in connection with the consummation of the transactions contemplated by the Equity Investment Documents.

(iii)

Closing Certificate of Buyer.  Seller shall have received a certificate signed by an officer or manager of the sole member of Buyer, in form and substance reasonably satisfactory to Seller, dated the Closing Date, to the effect that each of the conditions specified above in Sections 5.3(a)-(c) have been satisfied in all respects.

(f)

Escrow Agreement.  Buyer shall have executed and delivered to Seller the Escrow Agreement.

(g)

Equity Investment Documents.  Holdings shall have executed and delivered to Parent counterparts to the Equity Investment Documents.

(h)

Closing Payments.  Buyer shall have delivered to (i) Seller the Cash Portion (as adjusted pursuant to Section 1.5(a)), less the Escrow Amount, and the Note, and (ii) the Escrow Agent, the Escrow Amount, in each case such payment to be made by wire transfer of immediately available funds.

ARTICLE VI
INDEMNIFICATION

6.1

Buyer Losses.  Seller and Parent jointly and severally agree to indemnify and hold harmless Buyer and its respective members, managers, officers, employees, representatives, agents and attorneys (“Buyer Indemnified Parties”) from, against and in respect of any and all Losses (as defined below) suffered, sustained, incurred or required to be paid by any of them by reason of (i) any representation or warranty made by Seller or Parent in or pursuant to this Agreement being untrue or incorrect in any respect; (ii) any failure by Seller or Parent to observe or perform their covenants and agreements set forth in this Agreement; (iii) any liability relating to or involving Seller, the Acquired Assets or the Business, in each case, that accrued prior to the Effective Time to the extent it is not an Assumed Liability; (iv) 65% of all Taxes of B&B Roadway for all periods prior to the Effective Time (including, without limitation, the portion of any Tax period that begins on or before the Closing Date and ends after the Closing Date) and all Taxes imposed on or asserted against the properties, income or operations of Seller, the Acquired Assets or the Business for all periods prior to the Effective Time (including, without limitation, the portion of any Tax period that begins on or before the Closing Date and ends after the Closing Date) and any Tax liability of Seller or Parent arising in connection with the transactions contemplated hereby; (v) any failure of Seller to have good and marketable title to the Acquired Assets free and clear of all Liens other than Permitted Liens; or (vi) any matter listed or required to be listed on Schedule 2.13.

6.2

Seller Losses.  Buyer agrees to indemnify and hold harmless Seller and Parent and their respective directors, officers, employees, representatives, agents and attorneys (“Seller Indemnified Parties”) from, against, for and in respect of any and all Losses suffered, sustained, incurred or required to be paid by any of them by reason of (i) any representation or warranty made by Buyer in or pursuant to this Agreement being untrue or incorrect in any respect; (ii) any failure by Buyer to observe or perform its covenants and agreements set forth in this Agreement; (iii) the Assumed Liabilities, or (iv) any liability relating to or involving Buyer or the Acquired Assets, in each case, that accrued after the Effective Time and that does not relate to an Excluded Asset.

6.3

Losses.  “Losses” shall mean all damages (including, without limitation, amounts paid in settlement with the Indemnifying Party’s (as defined below) consent, which consent may not be unreasonably withheld), losses, obligations, liabilities, claims, deficiencies, costs (including, without limitation, reasonable attorney’s fees) Taxes, penalties, fines, interest, monetary sanctions and expenses incurred by an Indemnified Party (as defined below), including, without limitation, reasonable attorneys’ fees and costs incurred to comply with injunctions and other court and agency orders, and other costs and expenses incident to any suit, action, investigation, claim or proceeding or to establish or enforce an Indemnified Party’s right to indemnification hereunder (but excluding incidental or consequential damages, lost profits or other indirect losses, or other diminutions in the value of the Acquired Assets).  The proceeds actually received or to be received by an indemnified party from any insurance policies shall be taken into account in determining the amount of any Losses.

6.4

Notice of Loss.  Except to the extent set forth in the next sentence, a party will not have any liability under the indemnity provisions of this Agreement with respect to a particular matter unless a written notice setting forth in reasonable detail the breach or other matter which is asserted has been given to the Indemnifying Party (as defined below) and, in addition, if such matter arises out of a suit, action, investigation, proceeding or claim, such notice is given promptly, but in any event within thirty (30) days after the Indemnified Party (as defined below) is given notice of the claim or the commencement of the suit, action, investigation or proceeding.  Notwithstanding the preceding sentence, failure of the Indemnified Party to give notice hereunder shall not release the Indemnifying Party from its obligations under this Article VI, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice.

6.5

Right to Defend.  Upon receipt of notice of any suit, action, investigation, claim or proceeding for which indemnification might be claimed by an Indemnified Party, the Indemnifying Party shall be entitled to defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding at its own cost and expense, and the Indemnified Party must reasonably cooperate in any such defense or other action.  The Indemnified Party shall have the right, but not the obligation, to participate at its own expense in defense thereof by counsel of its own choosing, but the Indemnifying Party shall be entitled to control the defense unless the Indemnified Party has relieved the Indemnifying Party from liability with respect to the particular matter or the Indemnifying Party fails to assume defense of the matter.  In the event the Indemnifying Party shall fail to defend, contest or otherwise protect in a timely manner against any such suit, action, investigation, claim or proceeding, the Indemnified Party shall have the right, but not the obligation, thereafter to defend, contest or otherwise protect against the same and make any compromise or settlement thereof and recover the entire cost thereof from the Indemnifying Party including, without limitation, reasonable attorneys’ fees, disbursements and all amounts paid as a result of such suit, action, investigation, claim or proceeding or the compromise or settlement thereof, provided, however, that the Indemnified Party must send a written notice to the Indemnifying Party of any such proposed settlement or compromise, which settlement or compromise the Indemnifying Party may reject, in its reasonable judgment, within thirty (30) days of receipt of such notice.  Failure to reject such notice within such thirty (30) day period shall be deemed an acceptance of such settlement or compromise.  The Indemnified Party shall have the right to effect a settlement or compromise over the objection of the Indemnifying Party; provided, that if (a) the Indemnifying Party is contesting such claim in good faith or (b) the Indemnifying Party has assumed the defense from the Indemnified Party, the Indemnified Party waives any right to indemnity therefor.  If the Indemnifying Party undertakes the defense of such matters, the Indemnified Party shall not, so long as the Indemnifying Party does not abandon the defense thereof, be entitled to recover from the Indemnifying Party any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than the reasonable costs of investigation undertaken by the Indemnified Party with the prior written consent of the Indemnifying Party.

6.6

Cooperation.  Buyer, Seller and Parent and each of their Affiliates, successors and assigns shall cooperate with each other in the defense of any suit, action, investigation, proceeding or claim by a third party and, during normal business hours, shall afford each other access to their books and records and employees relating to such suit, action, investigation, proceeding or claim and shall furnish each other all such further information that they have the right and power to furnish as may reasonably be necessary to defend such suit, action, investigation, proceeding or claim.

6.7

Limitation on Remedies.  Notwithstanding anything to the contrary in this Agreement, the liability of the parties under this Agreement shall be limited as follows:

(a)

In no event shall any amounts be recovered from a party for any matter for which a written notice of claim specifying in reasonable detail the specific nature of the Losses and the estimated amount of such Losses (“Claim Notice”) is not delivered to the opposite party prior to the time that such representations and warranties terminate pursuant to Section 6.7(b).

(b)

The representations and warranties of each of the parties set forth in this Agreement shall survive the Closing, and such representations and warranties shall terminate twelve (12) months following the Closing Date, except that (i) the representation and warranty in Section 2.14 shall survive for twenty-four (24) months following the Closing Date and (ii) the representations and warranties in Sections 2.1, 2.2, 2.3, 2.8, 2.15, 2.19, 2.24, 3.1, 3.2 and 3.4 (collectively, the “Specified Representations”) shall survive until ninety (90) days after all potential claims thereof shall be barred by the applicable statute of limitations; provided, however, that any such representation, warranty, covenant or agreement that is the subject of a Claim Notice delivered in good faith in compliance with the requirements of Section 6.7(a) shall survive with respect only to the specific matter described in such Claim Notice until the earlier to occur of (y) the date on which a final nonappealable resolution of the matter described in such Claim Notice has been reached or (z) the date on which the matter described in such Claim Notice has otherwise reached final resolution.

(c)

No amount shall be payable pursuant to Section 6.1, except to the extent that the aggregate amount of a party’s Losses exceeds $30,000, and then only for the amount by which such Losses exceed $30,000; except that Losses resulting from a breach of a Specified Representation or Losses in connection with matters described in clauses (iv) through (vi) of Section 6.1 shall not be subject to such limitation.

(d)

The maximum amount of Losses incurred by a party for which the other party shall be liable pursuant to Section 6.1 or 6.2, as applicable, shall not exceed an amount equal to thirty percent (30%) of the Total Consideration; provided, however Losses resulting from intentional and knowing fraud or an intentional non-disclosure or intentional misrepresentation of any representation and warranty shall not be subject to any limit.

(e)

Notwithstanding anything to the contrary set forth in Article VI, the Buyer Indemnified Parties’ recourse for Losses suffered or incurred by Buyer Indemnified Parties shall be limited exclusively to the following and in the following order: (i) a right of recovery against the Escrow Amount; (ii) next a right of set-off against the Note; and (iii) lastly, a right of set-off against any dividends, distributions or other amounts due to Parent (or its successor in interest or assigns) in connection with the Holdings Equity and Parent’s interest therein.

6.8

Characterization of Indemnity Payment for Tax Purposes.  All amounts payable under Sections 6.1 or 6.2 shall be treated for all tax purposes as adjustments to the Consideration, except as otherwise required by law.

ARTICLE VII
POST-CLOSING MATTERS

7.1

Confidential Information.  Parent acknowledges that, through its ownership of Seller, it has gained confidential and proprietary information (the “Confidential Information”) concerning the business of Seller.  Confidential Information is any formula, pattern, device or compilation of information which is used in Seller’s and Buyer’s business and includes, but is not limited to, proprietary technology, operating procedures and methods of operation, financial statements and other financial information, trade secrets, market studies and forecasts, competitive analyses, target markets, advertising techniques, pricing policies and information, the substance of agreements with customers, subcontractors and others, marketing and similar arrangements, servicing and training programs and arrangements, customer and subcontractor lists, customer profiles, customer preferences, other trade secrets and any other documents embodying confidential and proprietary information of Buyer and Seller, which Seller has treated as proprietary and which provides Seller with a competitive advantage.  Parent acknowledges that sharing this Confidential Information with third parties would be detrimental to Buyer and could place Buyer at a competitive disadvantage.  Parent agrees that it will not, at any time following the Closing Date, directly or indirectly, disclose, use or disseminate to any person or entity any Confidential Information.  The foregoing restrictions and obligations under this Section 7.1 shall not apply to: (i) any Confidential Information that is or becomes publicly available other than as a result of a disclosure, directly or indirectly, by Parent, (ii) any information obtained by Parent from a third party which such Person has no reason to believe is violating any obligation of confidentiality to Buyer, or (iii) any information Parent is required by law to disclose.  Parent acknowledges and agrees that its confidentiality obligations apply to all Confidential Information of Seller and Buyer, no matter when it obtained knowledge or access to such Confidential Information.

7.2

Noncompetition.

(a)

Parent acknowledges that the Business is presently conducted throughout the United States of America (the “Territory”).  In consideration of the numerous other mutual promises contained in this Agreement, including, without limitation, those involving Confidential Information and the substantial consideration paid by Buyer to Seller with respect to the Acquired Assets, including Seller’s business and customer goodwill, and the resulting financial benefit to Parent, Parent covenants and agrees that during the period of three (3) years from the Closing Date, neither it, nor any Person with which it is in any way affiliated, will engage, directly or indirectly, in any or all of the following activities:

(i)

Enter into or engage in the Business or any other business directly or indirectly competitive with Buyer anywhere in the Territory;

(ii)

Request, solicit or induce, or attempt to request, solicit or induce, any employee, consultant or independent contractor of Buyer to leave or terminate his or her relationship with Buyer for any reason whatsoever or hire or attempt to hire any such employee, consultant or contractor of Buyer for a period of twelve (12) months following the termination of such person’s relationship with Buyer;

(iii)

Interfere with, disrupt or attempt to disrupt the relationship, contractual or otherwise, between Buyer and any customer, supplier, lessor, lessee, employee, subcontractor or other independent contractor of Buyer or in any way encourage them to terminate or otherwise negatively alter their relationship with Buyer; or

(iv)

Solicit or accept business from, or perform services on behalf of, any subcontractor or customer of Buyer for like products or services.

(b)

Parent recognizes that its breach of any of the provisions of Section 7.1 or this Section 7.2 would result in serious harm to Buyer for which monetary damages might not be an adequate remedy and that the amount of such damages would be difficult to determine.  Therefore, if Parent breaches any provision of Section 7.1 or this Section 7.2, then Buyer shall be entitled to injunctive relief and specific performance in addition to any other available legal or equitable remedies.  Buyer may recover by appropriate action the amount, if ascertainable, of the actual damage caused to Buyer by any failure, refusal or neglect of Parent to perform the agreements contained in Section 7.1 or this Section 7.2, together with any and all costs incurred by Buyer, including reasonable attorneys’ fees, in seeking such relief.  The remedies provided in this Section shall be deemed cumulative and the exercise of one shall not preclude the exercise of any other remedy at law or in equity for the same event or any other event.

7.3

It is the express intention of the parties hereto to comply with all laws that may be applicable to Section 7.1 and this Section 7.2.  It is the express intention of Buyer to restrict Parent’s activities only to the extent necessary to protect the legitimate business interests of Buyer.  Parent acknowledges and agrees that the time, geographic, and other restrictions in Section 7.1 and this Section 7.2 are only as broad as reasonably necessary to protect the Confidential Information and goodwill being acquired by Buyer and Buyer’s own Confidential Information and goodwill, and that the covenants in Section 7.1 and this Section 7.2 are subsidiary to this Agreement’s main purpose of disposing of an established business.  Nevertheless, should any restriction contained in Section 7.1 or this Section 7.2 be found to exceed in time, scope or activity the restriction permitted by law, it is expressly agreed that the covenants contained in Section 7.1 or this Section 7.2 shall be reformed or modified by the final judgment of a court of competent jurisdiction to reflect a lawful and enforceable duration, scope and activity

7.4

Transition Support.  From time to time after the Closing, Buyer shall make Paul Matthews, Lynn Causey, and Julie Causey reasonably available to Seller and Parent for the purpose of assisting Seller and Parent in certain administrative matters provided that such matters do not interfere with their responsibilities to Buyer.  Such matters include the assistance with litigation or other disputed matters and other administrative matters.  In addition, Buyer shall also make reasonably available to Seller and Parent all information and materials reasonably requested by Seller and Parent in connection with the provision of the administrative services hereunder and in connection with the preparation of tax returns, the preparation of, and making filings with, the U.S. Securities and Exchange Commission and other administrative services.  Buyer shall give Seller and Parent reasonable access, during regular business hours and at such other times as are reasonably required, to the Buyer’s premises to the extent any such access is needed for the purposes of all such administrative services. Buyer shall not charge any fee in connection with any such services.  Seller or Parent shall reimburse Buyer for all reasonable expenses of Buyer incurred in connection with such services.

ARTICLE VIII
TERMINATION

8.1

Termination.  This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to Closing:

(a)

by mutual written consent of Buyer and Seller;

(b)

by either Buyer or Seller, by written notice to the other party, if there has been a material breach of the other party's covenants, representations or warranties or if there has been a failure on a scheduled Closing Date of satisfaction of the conditions to the obligations of the terminating party that, in any such case, has not been cured within ten (10) days after written notice thereof by the terminating party to the other party;

(c)

by either Buyer or Seller, by written notice to the other party, if the transactions contemplated hereby have not been consummated by March 15, 2011, and such failure to consummate is not caused by a breach of this Agreement (or any covenant, representation or warranty included herein) by the party electing to terminate pursuant to this Section 8.1(c);

(d)

by Parent pursuant to Section 4.6; or

(e)

by either Buyer or Seller, by written notice to the other party, if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining Seller or Buyer from consummating the transactions contemplated hereby is entered and shall become final.

8.2

Effect of Termination.  If this Agreement is terminated pursuant to Section 8.1, this Agreement shall forthwith become void and have no effect, except that this Section 8.2 and Sections 8.3, 8.4, 8.5 and Article 9 shall survive the termination of this Agreement and shall be enforceable to the extent applicable.

8.3

Return of Confidential Information.  Promptly following termination of this Agreement, Buyer shall return to Seller any information concerning the business and affairs of Seller disclosed to Buyer in connection with the transactions contemplated hereby and that is not publicly available.

8.4

Specific Performance.  In the event any of the conditions to a party's obligations set forth in Sections 5.2 or 5.3 is not satisfied at the Closing Date and this Agreement has not otherwise been terminated by either party, the party may elect to waive such non-satisfaction and enforce specific performance of the obligations of the other party under this Agreement.

8.5

Termination Fee.  In the event that (i) this Agreement is terminated by Buyer pursuant to Section 8.1(b) or by Parent pursuant to Section 8.1(c) or (d) and (ii) Seller and/or Parent consummates an Acquisition Transaction with a third party within one (1) year of such termination, then Seller and Parent shall reimburse Buyer and SLCP for all out-of-pocket expenses incurred by them in connection with the transactions contemplated hereby, but not to exceed $200,000 in the aggregate.  Such amount shall be due and payable on the day of closing of such Acquisition Transaction, unless such termination occurs pursuant to Section 8.1(d), in which case, such amount shall be due and payable immediately upon such termination.

ARTICLE IX
MISCELLANEOUS

9.1

Entire Agreement.  This Agreement (including the Exhibits and Schedules hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof, and no party shall be liable or bound to the other in any manner by any representations or warranties not set forth herein.

9.2

Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.  Neither this Agreement nor any rights, interests, or obligations hereunder may be assigned by any party hereto without the prior written consent of all other parties hereto; provided, however, that Buyer may assign its rights to its lenders or to a successor of the business of Buyer, in each case without the consent of Seller or Parent, and Seller and Parent may assign their rights to a successor to their business without the consent of any of the other parties to this Agreement.

9.3

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

9.4

Headings.  The headings of the articles and sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

9.5

Use of Certain Terms.  As used in this Agreement, the words “herein,” “hereof’ and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular article, section, paragraph, or other subdivision.

9.6

Modification and Waiver.  Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, and this Agreement may be modified or amended by a written instrument executed by all parties hereto.  No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

9.7

Schedules, Etc.  All Exhibits and Schedules annexed hereto are expressly made a part of this Agreement as though fully set forth herein, and all references to this Agreement herein or in any such Exhibits or Schedules shall refer to and include all such Exhibits and Schedules.

9.8

Notices.  Any notice, request, instruction, document or other communication to be given hereunder by any party hereto to any other party hereto shall be in writing and validly given if (a) delivered personally, (b) sent by telecopy, (c) delivered by overnight express, or (d) sent by registered or certified mail, postage prepaid, as follows:

If to Buyer or SLCP, to:

B&B Roadway and Security Solutions, LLC

c/o Strait Lane Capital Partners LLC

100 Crescent Court, Suite 700

Dallas, TX 75201

Attn: Mark King

Facsimile No. (214) 390-6225

email:  mark.king@straitlanecapital.com

with copies to:

Locke Lord Bissell & Liddell LLP

2200 Ross Avenue, Suite 2200

Dallas, TX 75201-6776

Attn:  Jack E. Jacobsen

Facsimile No. (214) 756-8553

Email:  jjacobsen@lockelord.com

If to Seller or Parent (prior to Closing):

Chairman and CEO

Integrated Security Systems, Inc.

2009 Chenault Drive, Suite 114

Carrolton, TX 75006

Attn:  Brooks Sherman

Facsimile No. (1-469) 952-2641

email:  brooksfsherman@gmail.com

If to Seller or Parent (after Closing):

Chairman & CEO

Integrated Security Systems, Inc.

c/o RENN Capital Group, Inc.

8080 N. Central Expressway

Suite 210, LB59

Dallas, TX  75206

Facsimile No. (214) 891-8291

in each case, with a copy to:

Haynes and Boone, LLP

2505 North Plano Road, Suite 4000

Richardson, TX  75082

Attn:  David H. Oden

Facsimile No. (972) 692-9029

email:  david.oden@haynesboone.com

or at such other address for a party as shall be specified by like notice.  Any notice which is delivered personally, or sent by telecopy or overnight express in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party.  Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail.

9.9

Governing Law.  This Agreement shall be construed, enforced, and governed by the internal laws of the State of Delaware (without regard to its choice of law principles).

9.10

Survival of Covenants, Agreements, Representations and Warranties.  Except as otherwise expressly provided herein, all representations, warranties, covenants and agreements made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing and shall continue in full force and effect thereafter.

9.11

Responsibility for Taxes.  Each party shall be responsible for any Taxes that such party may incur pursuant to the transactions contemplated hereby and specifically Seller shall be responsible for and pay all sales, use and other transfer Taxes resulting from the transactions contemplated hereunder.

9.12

Invalid Provisions.  If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

9.13

Expenses.  Except as provided in Section 8.5, each party shall pay all of its own costs and expenses incurred by it in connection with the transactions contemplated hereby.

9.14

Third Party Beneficiaries.  Except as otherwise specifically provided in Article VI, no individual or firm, corporation, partnership, or other entity shall be a third-party beneficiary of the representations, warranties, covenants, and agreements made by any party hereto.

9.15

Number and Gender of Words.  Whenever the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

9.16

Further Assurances.  From time to time after the Closing, at the request of any other party but at the expense of the requesting party, Buyer, Seller or Parent, as the case may be, will execute and deliver any such other instruments of conveyance, assignment and transfer, and take such other action as the other party may reasonably request in order to consummate the transactions contemplated hereby.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

B&B ROADWAY AND SECURITY SOLUTIONS, LLC

By: B&B Roadway Holdings, LLC, its sole member

By:
Name:
Title:

B&B ARMR CORPORATION

By:
Name:
Title:

INTEGRATED SECURITY SYSTEMS, INC.

By:
Name:
Title:

Solely for the purpose of Section 4.15:

STRAIT LANE CAPITAL PARTNERS LLC

By:
Name:
Title:

DISCLOSURE SCHEDULES

Schedule 1.2

-

Excluded Assets

Schedule 1.3(b)

-

Asset Allocation

Schedule 1.4(a)

-

Assumed Employee Benefit Plans

Schedule 1.4(c)

-

Assumed Contracts

Schedule 2.1

-

Jurisdictions; Subsidiaries

Schedule 2.4(a)

-

Financial Statements

Schedule 2.4(b)

-

Recent Balance Sheet

Schedule 2.4(g)

-

Payables and Accrued Expenses

Schedule 2.7

-

Consents

Schedule 2.8

-

Tax Matters

Schedule 2.9(b)

-

Real Property Leases

Schedule 2.9(c)

-

Fixed Asset Listing

Schedule 2.9(d)

-

Equipment and Other Personal Property

Schedule 2.9(e)

-

Violations

Schedule 2.10

-

Compliance with Laws

Schedule 2.11

-

Environmental Laws

Schedule 2.12

-

Material Contracts

Schedule 2.13

-

Litigation

Schedule 2.14

-

Intellectual Property

Schedule 2.15

-

Employee Benefit Plans

Schedule 2.15(i)

-

Section 409(A)

Schedule 2.16

-

Employees; Employee Relations

Schedule 2.17

-

Insurance

Schedule 2.18

-

Warranties

Schedule 2.20

-

Absence of Changes

Schedule 2.21

-

Interests in Other Persons

Schedule 2.22

-

Customers and Suppliers

Schedule 2.24

-

Brokers

EXHIBIT A

Note

See Attached.

EXHIBIT B

Net Working Capital

See Attached.

EXHIBIT C

Employment Agreement

See Attached.

EXHIBIT D

Escrow Agreement

See Attached.

EXHIBIT E

Non-Competition Agreement

See Attached.

EXHIBIT F

Voting Agreement

See Attached.

Annex B

AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

INTEGRATED SECURITY SYSTEMS, INC.

(Pursuant to Section 242 of the General

Corporation Law of the State of Delaware)

Integrated Security Systems, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware, as amended (the “Corporation”), does hereby certify that:

1.

The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 18, 1991.

2.

The Corporation’s Certificate of Incorporation, as amended, is hereby amended so that each one hundred (100) issued and outstanding shares of the Corporation’s Common Stock, par value $0.01 per share, shall be converted into one (1) share of the Corporation’s Common Stock, par value $0.01 per share, by deleting Article FOURTH in its entirety and substituting the following in lieu thereof:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 800,750,000 shares, of which 800,000,000 shares shall be Common Stock, par value $0.01 per share (“Common Stock”), and 750,000 shares shall be Preferred Stock, par value $0.01 per share (“Preferred Stock”).

Simultaneously with the effective time of the filing of this amendment with the Delaware Secretary of State (the  “Effective Time”), and without regard to any other provision of this Certificate of Incorporation, each one (1) share of Common Stock, either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time shall be and is hereby automatically reclassified and changed (without any further act) into one-one hundredth (1/100th) of a fully paid and nonassessable share of Common Stock without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”).

No fractional shares of Common Stock shall be issued upon the Reverse Stock Split.  Whether or not fractional shares would have been issuable (but for the preceding sentence) upon the Reverse Stock Split shall be determined based on the total number of shares of Common Stock held by each holder.  In lieu of any fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (but for the preceding sentences), any fractional shares resulting from the Reverse Stock Split shall be rounded down to the nearest whole share; provided, however, that if immediately prior to the Effective Time a stockholder of record holds less than one hundred (100) shares of Common Stock, then the Corporation shall make a cash payment to such stockholder at a price per share equal to $__.

4.

The Board of Directors of the Corporation duly adopted resolutions setting forth the above-referenced amendment, declaring such amendment to be advisable and calling for a vote of the stockholders of the Corporation on such amendment.

5.

Pursuant to a resolution of the Corporation’s Board of Directors, a special meeting of the stockholders was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, and at such meeting, the stockholders of the Corporation voted in favor of, approved and adopted the foregoing proposed amendment of the Certificate of Incorporation of the Corporation.

6.

The foregoing amendment of the Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Dated:  January __, 2011

INTEGRATED SECURITY SYSTEMS, INC.

By:	/s/ BROOKS SHERMAN
Brooks Sherman
Chairman and Chief Executive Officer